SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Gran Tierra Energy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

GRAN TIERRA ENERGY INC.
300, 625-11th Avenue S.W.
Calgary, Alberta T2R 0E1 Canada
(403) 265-3221

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 25, 2014

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of GRAN TIERRA ENERGY INC., a Nevada corporation (“Gran Tierra”).  The meeting will be held on Wednesday, June 25, 2014, at 3:00 p.m. (Calgary time) at the Calgary Petroleum Club, 319 Fifth Avenue S.W., Calgary, Alberta, Canada for the following purposes:

1.	To elect the Board of Directors’ six nominees for director to serve until the next annual meeting and their successors are duly elected and qualified.

2.	To approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement.

3.	To ratify the selection by the Audit Committee of the Board of Directors of Deloitte LLP as the independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2014.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is April 28, 2014.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

IMPORTANT NOTICE
Regarding the Availability of Proxy Materials for the Stockholders’ Meeting
to be held on June 25, 2014, at 3:00 p.m. (Calgary time) at the
Calgary Petroleum Club, 319 Fifth Avenue S.W.
Calgary, Alberta Canada

The proxy statement and annual report to stockholders
are available to view at
http://www.edocumentview.com/GTE

 See page 4 of this proxy statement for voting instructions.

By Order of the Board of Directors

/s/ David Hardy

David Hardy
Vice President, Legal and General Counsel

CALGARY, ALBERTA
April 30, 2014

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote by telephone or on the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.   If you are receiving proxy materials by mail, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

GRAN TIERRA ENERGY INC.
300, 625-11th Avenue S.W.
Calgary, Alberta T2R 0E1 Canada
(403) 265-3221

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

June 25, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We are sending you these proxy materials because the Board of Directors (the “Board”) of Gran Tierra Energy Inc., a Nevada Corporation (“Gran Tierra”) is soliciting your proxy to vote at the 2014 annual meeting of stockholders, including at any adjournments or postponements of the annual meeting.  You are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the annual meeting to vote your shares.  Instead, if you are a stockholder of record of our common stock, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.  See “How do I vote” below for further information on how to vote, including if you hold our common stock through a broker in “street name” or hold exchangeable shares.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet.  We are sending to our stockholders of record the proxy materials, including this proxy statement and an annual report or a Notice Regarding the Availability of Proxy Materials (the “Notice”).  We intend that our stockholders who hold their stock in “street name” will receive a Notice, unless they have specified otherwise.  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials and Notice on or about May 12, 2014, to all stockholders of record entitled to vote at the annual meeting. We expect that the Notice will be sent to stockholders who hold their stock in “street name” on or about this same date.

Will I receive any other proxy materials by mail?

If you are sent a Notice, you may be sent a proxy card. If necessary, you may also receive a second Notice on or after May 22, 2014.

How do I attend the annual meeting?

The meeting will be held on Wednesday, June 25, 2014, at 3:00 p.m. (Calgary time) at the Calgary Petroleum Club, 319 Fifth Avenue S.W., Calgary, Alberta, Canada.   Directions to the annual meeting may be found at http://www.grantierra.com.  Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 28, 2014, will be entitled to vote at the annual meeting.  On this record date, there were 272,948,937 shares of common stock outstanding and entitled to vote, one share of Special A Voting Stock, and one share of Special B Voting Stock.  On the record date, the one share of Special A Voting Stock was entitled to 4,534,127 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Gran Tierra Energy Inc., an Alberta corporation (“Gran Tierra Canada”), and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”).  On the record date, the one share of Special B Voting Stock was entitled to 5,980,993 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited, an Alberta corporation (“Solana”), and Gran Tierra (the “Solana Exchangeable Shares” and together with the Goldstrike Exchangeable Shares, the “Exchangeable Shares”).

Stockholders of Record: Shares Registered in Your Name

If on April 28, 2014, your shares were registered directly in your name with Gran Tierra’s transfer agent, Computershare Investor Services, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the annual meeting or vote by proxy.  Whether or not you plan to attend the annual meeting, we urge you to fill out and return the proxy or vote by proxy by telephone or on the internet as instructed below to ensure your vote is counted.
1.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 28, 2014, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and/or these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders Holding Exchangeable Shares

Holders of Goldstrike Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Goldstrike Exchangeable Shares and the Voting Exchange and Support Agreement dated November 10, 2005, (the “Goldstrike Voting Exchange Agreement”) among Goldstrike Inc., 1203647 Alberta Inc., Gran Tierra Goldstrike Inc. and Olympia Trust Company (the “Goldstrike Trustee”).  The Goldstrike Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra.  In accordance with the Goldstrike Voting Exchange Agreement, holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to vote their Goldstrike Exchangeable Shares.  The Goldstrike Trustee holds the one outstanding share of our Special A Voting Stock, which is entitled to as many votes as there are outstanding Goldstrike Exchangeable Shares on the record date, and may only vote the one share of Special A Voting Stock as directed by the holders of Goldstrike Exchangeable Shares.  Holders of Goldstrike Exchangeable Shares who do not hold their Goldstrike Exchangeable Shares in their own name are not entitled to instruct the Goldstrike Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Goldstrike Exchangeable Shares whose names appear on the records of Gran Tierra Goldstrike Inc. as the registered holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to exercise voting rights in respect of their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares may also obtain a proxy from the Goldstrike Trustee to vote their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee in order to exercise their voting rights.

Holders of Solana Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Solana Exchangeable Shares and the Voting and Exchange Trust Agreement dated November 14, 2008, (the “Solana Voting Exchange Agreement”) among Gran Tierra, Gran Tierra Exchangeco Inc. and Computershare Trust Company of Canada (the “Solana Trustee”). The Solana Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Solana Voting Exchange Agreement, holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to vote their Solana Exchangeable Shares.  The Solana Trustee holds the one outstanding share of our Special B Voting Stock, which is entitled to as many votes as there are outstanding Solana Exchangeable Shares on the record date, and may only vote the one share of Special B Voting Stock as directed by the holders of Solana Exchangeable Shares.  Holders of Solana Exchangeable Shares who do not hold their Solana Exchangeable Shares in their own name are not entitled to instruct the Solana Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Solana Exchangeable Shares whose names appear on the records of Gran Tierra Exchangeco Inc. as the registered holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to exercise voting rights in respect of their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares may also obtain a proxy from the Solana Trustee to vote their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their voting rights.

FOR FORMER STOCKHOLDERS OF SOLANA RESOURCES LIMITED SEE IMPORTANT INFORMATION ON PAGE 7 OF THIS PROXY STATEMENT

If on April 28, 2014, your Exchangeable Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of instructing your trustee as to how to vote your Exchangeable Shares.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to instruct your trustee as to how to vote your Exchangeable Shares.
2.

What am I voting on?

There are three matters scheduled for a vote:

1.	Election of the Board’s six nominees for director to serve until the next annual meeting and their successors are duly elected and qualified;

2.	Advisory approval of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules; and

3.	Ratification of the selection by the Audit Committee of the Board of Directors of Deloitte LLP as the independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2014.

What if another matter is properly brought before the annual meeting?

The Board knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or you may “Withhold” your vote for each nominee to the Board you specify.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy on the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time.  Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the annual meeting and vote in person even if you have already voted by proxy.

➢	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

➢	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us by 11:59 p.m. (EDT) on June 24, 2014, we will vote your shares as you direct.

➢	To vote over the telephone, dial 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. (EDT) on June 24, 2014, to be counted.

➢	To vote on the internet, go to http://www.investorvote.com/GTE to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. (EDT) on June 24, 2014, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.  If you have received these proxy materials and voting instructions therein, simply complete and mail the voting instructions to ensure that your vote is counted.  Alternatively, you may vote by telephone or on the internet as instructed by your broker or bank.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Beneficial Owner: Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should have received a voting direction form with these proxy materials from the Goldstrike Trustee, which is the holder of the one share of Special A Voting Stock.  Follow the instructions from the Goldstrike Trustee, or contact the Goldstrike Trustee for further information.  Instruments of proxy must be received by Olympia Trust Company, located at 2300, 125 - 9th Avenue S.E., Calgary, Alberta, T2G OP6, Canada, by 11:59 p.m. (EDT) on June 23, 2014, or not less than 48 hours before the time of any adjournment(s) of the annual meeting.  Follow the directions on the voting direction form, which includes how voting instructions may be sent by facsimile transmission.
3.

If you are a holder of record of Solana Exchangeable Shares, you should have received a voting direction form  with these proxy materials from the Solana Trustee, which is the holder of the one share of Special B Voting Stock.  Follow the instructions from the Solana Trustee, or contact the Solana Trustee for further information.  Instruments of proxy must be received by Computershare Trust Company of Canada, Attention: Fallone Omatoko, Corporate Trust Officer, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:59 p.m. (EDT) on June 23, 2014, or not less than 48 hours before the time of any adjournment(s) of the annual meeting.  Follow the directions on the voting direction form.

If you are a beneficial owner of Exchangeable Shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.

We provide telephone and internet proxy voting to allow you to vote your shares, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your telephone or internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 28, 2014.  In addition, you have one vote for each Exchangeable Share held as of April 28, 2014, which are represented by the one share of Special A Voting Stock and one share of Special B Voting Stock of Gran Tierra, as applicable.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee and holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their respective voting rights.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all six nominees for director, “For” the advisory approval of executive compensation, and “For” the ratification of the selection of Deloitte LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.  If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What happens if I do not vote?

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, over the internet or in person at the annual meeting, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter.  Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported.  Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 2 without your instructions, but may vote your shares on Proposal 3.

What if I am a holder of Exchangeable Shares and do not return a voting election or return a voting election but do not make specific choices?

If you do not return a properly filled out voting election, or return a signed and dated voting election without marking voting selections, your shares will not be voted.
4.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these proxy materials, our directors and employees and Georgeson Shareholder Services may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies, but if Georgeson Shareholder Services solicits proxies it will be paid its customary fee of approximately $9,500.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on the Notices or the instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record; Shares Registered in Your Name

Yes.  You can revoke your proxy at any time before the final vote at the annual meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➢	You may submit another properly completed proxy card with a later date, or vote again by telephone or on the internet;

➢	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Corporate Secretary at 300, 625-11th Avenue S.W., Calgary, Alberta, T2R 0E1, Canada; or

➢	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

If you are a holder of Goldstrike Exchangeable Shares, you should follow the instructions provided by the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares you hold, and if you are a holder of Solana Exchangeable Shares, you should follow the instructions provided by the Solana Trustee with respect to the Solana Exchangeable Shares you hold.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 12, 2015, to the Corporate Secretary at 300, 625-11th Avenue S.W., Calgary, Alberta, T2R 0E1, Canada; provided, however, that if our 2015 annual meeting of stockholders is held before May 26, 2015, or after July 25, 2015, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2015 annual meeting of stockholders.  If you wish to submit a proposal that is not to be included in Gran Tierra’s proxy materials next year or to nominate a director next year, you must do so between March 27, 2015, and April 26, 2015, unless our 2015 annual meeting of stockholders is not held between May 26, 2015, and July 25, 2015, in which case notice must be delivered to Gran Tierra not earlier than the 90th day prior to the 2015 annual meeting and not later than the later of the 60th day prior to the 2015 annual meeting or the 10th day following the day on which Gran Tierra makes its first public announcement of the 2015 annual meeting date. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.
5.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

➢	Proposal No. 1, the election of directors: the six nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” will affect the outcome.

➢	Proposal No. 2, the advisory approval of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules, will be approved if it receives more “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on this matter) than “Against” votes. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

➢	Proposal No. 3, the ratification of the selection of Deloitte LLP as Gran Tierra’s independent registered public accounting firm for fiscal year ending December 31, 2014, will be approved if it receives more “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on this matter) than “Against” votes. Abstentions will have the same effect as “Against” votes. We do not expect that there will be any broker non-votes, as this is a routine matter.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least a majority of the total number of votes are present at the annual meeting in person or represented by proxy.  On the record date, there were 283,464,057 votes that could be cast. Those votes were represented by 272,948,937 shares of common stock outstanding and entitled to vote and 10,515,120 shares of common stock issuable upon exchange of the Exchangeable Shares and therefore entitled to vote through the one share of Special A Voting Stock and one share of Special B Voting Stock. Thus, holders of outstanding shares representing at least 141,732,029 votes must be present in person or represented by proxy at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the Chairman of the annual meeting or the holders of a majority of shares present at the annual meeting in person or represented by proxy must adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.  If final voting results are not available to us in time to file a Form 8-K within four business days after the annual meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The notice of meeting, proxy statement and annual report to stockholders are available to view at: http://www.edocumentview/com/GTE

or

on Gran Tierra’s website at: http://www.grantierra.com.

See page 4 of this proxy statement for voting instructions.
6.

IMPORTANT INFORMATION FOR FORMER STOCKHOLDERS OF SOLANA RESOURCES LIMITED

Pursuant to the plan of arrangement with respect to the transaction between Gran Tierra and the former stockholders of Solana Resources Limited (“Solana”), on or before November 14, 2014, all former Solana stockholders are required to deposit their Solana share certificate(s), together with all other documents as required under the plan of arrangement, in order to obtain either shares of Gran Tierra or Solana Exchangeable Shares, as applicable.  If you are a former Solana stockholder and you have not yet deposited your Solana share certificate(s), and all other required documents in accordance with the said plan of arrangement, you must do so on or before November 14, 2014, OTHERWISE YOU WILL LOSE ALL YOUR ENTITLEMENT TO EITHER SHARES OF GRAN TIERRA OR SOLANA EXCHANGEABLE SHARES, AS APPLICABLE, AND YOUR SHARES WILL BE CANCELLED.  Questions and requests for assistance relating to the exercise of a holder’s rights of exchange or retraction may be directed to the transfer agent for the Exchangeable Shares, Computershare Trust Company of Canada between the hours of 8:30 a.m. and 8:00 p.m. Eastern Time at 1 (800) 564-6253 (toll free in Canada and the United States of America) or +1-514-982-7555 (international direct dial).

7.

PROPOSAL 1

ELECTION OF DIRECTORS

Gran Tierra’s Board currently consists of six directors.  There are six nominees for director this year. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of Gran Tierra who was previously elected by the stockholders. It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting.  All of the six directors attended the 2013 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The six nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Gran Tierra. Each person nominated for election has agreed to serve if elected. Gran Tierra’s management has no reason to believe that any nominee will be unable to serve.

NOMINEES

The following is a brief biography of each nominee for director, his age on April 15, 2014, and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person for reelection as a director, as of the date of this proxy statement.

NAME	AGE	POSITIONS HELD WITH GRAN TIERRA
Dana Coffield	55	President, Chief Executive Officer and Director
Jeffrey J. Scott	51	Chairman of the Board of Directors
Verne Johnson	70	Director
Nicholas G. Kirton	69	Director
Gerald Macey	68	Director
J. Scott Price	51	Director

Dana Coffield, President, Chief Executive Officer and Director.

Mr. Coffield has served as our President, Chief Executive Officer and a Director since May 2005.  Before joining Gran Tierra, Mr. Coffield led the Middle East Business Unit for Encana Corporation, at the time North America’s largest independent oil and gas company, from 2003 to 2005. His responsibilities included business development, exploration operations, commercial evaluations, government and partner relations, planning and budgeting, environment/health/safety, security and management of several overseas operating offices. From 1998 through 2003, he was New Ventures Manager for Encana’s predecessor — Alberta Energy Company — where he expanded exploration operations into five new countries on three continents. Mr. Coffield was previously with ARCO International for ten years, where he participated in exploration and production operations in North Africa, Southeast Asia and Alaska. He began his career as a mud-logger in the Texas Gulf Coast and later as a Research Assistant with the Earth Sciences and Resources Institute where he conducted geoscience research in North Africa, the Middle East and Latin America. Mr. Coffield graduated from the University of South Carolina with a Masters of Science (MSc) degree and a doctorate (PhD) in Geology, based on research conducted in the Oman Mountains in Arabia and Gulf of Suez in Egypt, respectively. He has a Bachelor of Science degree in Geological Engineering from the Colorado School of Mines. Mr. Coffield is a member of the AAPG and the CSPG, and is a Fellow of the Explorers Club. The Nominating and Corporate Governance Committee recommended Mr. Coffield for reelection because of his valuable contributions in leadership to Gran Tierra for the past nine years and 25 years of employment with publicly traded international oil and gas companies.

Jeffrey J. Scott, Chairman of the Board of Directors.

Mr. Scott has served as Chairman of our Board since January 2005.  Since 2001, Mr. Scott has served as President of Postell Energy Co. Ltd., a privately held oil and gas producing company.  He has extensive oil and gas management experience, beginning as a production manager of Postell Energy Co. Ltd in 1985 advancing to President in 2001.  Also, since February 2012, Mr. Scott has served as Executive Chairman of Sulvaris Inc., a private fertilizer technology company. Mr. Scott is also currently a director of Petromanas Energy Inc. He was previously a director of Tuscany International Drilling Inc., Essential Energy Services Trust, Suroco Energy, Inc., VGS Seismic Canada Inc., High Plains Energy Inc., Saxon Energy Services Inc. and Galena Capital Corp., all of which are publicly-traded companies.  Mr. Scott holds a Bachelor of Arts degree from the University of Calgary, and a Masters of Business Administration from California Coast University.  The Nominating and Corporate Governance Committee recommended Mr. Scott for reelection because of his demonstrated leadership value and experience which includes 31 years of experience in the oil and gas industry, financial oversight responsibilities and public company reporting requirements.
8.

Verne Johnson, Director.

Mr. Johnson has served as a director since January 2005.  Starting with Imperial Oil Limited in 1966, he has spent his entire career in the petroleum industry, primarily in western Canada, contributing to the growth of oil and gas companies of various sizes.  He worked with Imperial Oil Limited until 1981 (including two years with Exxon Corporation in New York from 1977 to 1979).  From 1981 to 2002, Mr. Johnson served in senior capacities with various companies, achieving the positions of President of Paragon Petroleum Ltd., President and CEO of ELAN Energy Inc., and Senior Vice President of Enerplus Resources Group.  Mr. Johnson retired in February 2002.  Mr. Johnson is currently Chairman of Petromanas Energy Inc. and US Oil Sands Inc. (formerly Earth Energy). Mr. Johnson was previously a director of Veresen Inc. (formerly Fort Chicago Energy Partners), Essential Energy Services Trust, Harvest Energy Trust, Blue Mountain Energy, Mystique Energy and Suroco Energy Inc., all publicly traded companies.  Mr. Johnson received a Bachelor of Science degree in Mechanical Engineering from the University of Manitoba in 1966.  He is currently president of his private family company, KristErin Resources Inc. The Nominating and Corporate Governance Committee recommended Mr. Johnson for reelection because of his demonstrated leadership value and extensive experience as CEO of a number of public companies over 26 years, complemented by his professional certification as a Graduate Engineer and over 41 years of experience in the oil and gas industry.  Mr. Johnson has held leadership roles which included financial oversight and he has actively supervised various financial reporting processes.

Nicholas G. Kirton, Director.

Mr. Kirton has served as a director since March 27, 2008.  Mr. Kirton is a Chartered Accountant and former KPMG partner who retired in 2004 after a thirty-eight year career at KPMG LLP (“KPMG”).  He is currently a director of Essential Energy Services Ltd. and the Canadian Investor Protection Fund and was previously a director for Canexus Corporation, Grand Cache Coal Corporation, Builders Energy ServicesTrust, Result Energy Inc., and Innicor Subsurface Technologies Inc.  In addition, he is a member of the Audit Committee of the University of Calgary.  Mr. Kirton received a Bachelor of Science (Mathematics and Physics) in 1966 from Bishop’s University, his Chartered Accountant designation in Quebec in 1969 and was named a Fellow of the Chartered Accountants (FCA) of Alberta in 1996, and in 2006 received the designation of ICD.D from the Institute of Corporate Directors.  The Nominating and Corporate Governance Committee recommended Mr. Kirton for re-election because of his demonstrated leadership value and substantial financial leadership expertise stemming from his 38-year career in the Audit Practice of KPMG, including 28 years as a partner with KPMG.  In addition, since his retirement from KPMG in 2004, he has had substantial experience on other public company boards of directors and audit committees.

Gerald Macey, Director.

Mr. Macey has served as a director since August 19, 2010.  Mr. Macey’s professional career started as a geologist with Gulf Canada Resources and Gulf Oil Corporation in the United Kingdom, which was followed by BP Resources Canada, Pan Canadian Petroleum (from 1999 to 2002) and ultimately Encana Corporation (from 2002 to 2004), where he served as President, International New Ventures Exploration Division and Executive Vice President. Mr. Macey has sat on numerous domestic and international boards of directors, including most recently Addax Petroleum Corporation and Verenex Energy Corporation, and is currently on the boards of Oryx Petroleum Corporation, Andora Energy and is a director and Chairman of the board of Pan Orient Energy Corporation.  Mr. Macey is currently a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta, Canadian Society of Petroleum Geologists and the American Association of Petroleum Geologists. He was awarded the Stanley Slipper Gold Medal, the most prestigious award of the Canadian Society of Petroleum Geologists, for outstanding contribution to petroleum exploration in Canada, in 2005, and the Minerals Management Service Corporate Leadership Award, for exemplary leadership of the McCovey exploration project in the Beaufort Sea Outer Continental Shelf, in 2003. Mr. Macey received a Bachelors degree in Geotechnical Science from Concordia University and a Masters of Science in Geology from Carleton University.  The Nominating and Corporate Governance Committee recommended Mr. Macey for reelection as a director because Mr. Macey has over 41 years of experience in the petroleum industry, including exploration and development expertise in basins around the world.

J. Scott Price, Director.

Mr. Price has served as a director since November 14, 2008, when he was designated by Solana to serve on the Board of Gran Tierra pursuant to the Arrangement Agreement, which resulted in Solana’s combination with Gran Tierra.  From October 2006 to November 14, 2008, he was the President and CEO of Solana.  Mr. Price was previously the Founder, President and CEO of Breakaway Energy, Inc., a private international resource company, which was taken over by Solana.  Mr. Price is currently the President & Director of Prospect International Inc. and Chairman of Marsa Energy Inc., a private international oil and gas exploration and production company.  Mr. Price was previously a director of Blackhawk Resource Corp., a publicly traded company.  Mr. Price has over 30 years of diverse global oil and gas experience in North and South America, Europe, Africa, Middle East and the former Soviet Union.  He has been a founder, director and/or officer of a number of internationally focused public and private companies including Aventura Energy Inc. and Ocelot International Inc.  Mr. Price holds a Bachelor of Science degree in Chemical Engineering and a Masters of Business Administration both from the University of Calgary. The Nominating and Corporate Governance Committee recommended Mr. Price for reelection because of his demonstrated leadership value and broad experience as CEO of a number of internationally focused oil and gas public companies, including Solana Resources Limited, complemented by his professional certification as a Chemical Engineer.  Mr. Price’s 30 years of public and private company experience in the oil and gas industry in both start up and mature organizations in combination with his MBA enhances his business oversight capabilities.
9.

OTHER INFORMATION

Jeffrey J. Scott entered into a settlement agreement with the Alberta Securities Commission (“ASC”) on February 6, 2009, with respect to allegations that Mr. Scott, along with certain other directors of High Plains Energy Inc. (“High Plains”) acted contrary to the public interest in connection with their inadequate rectification of incorrect production information disclosed to the public in press releases issued by High Plains between July 2005 and January 2006. Mr. Scott admitted that he had acted contrary to the public interest by failing to: (i) disclose High Plains’ actual production for the period of July to November 2005, with comparative references to the untrue figures disclosed for those months in the press releases disseminated during that period; (ii) compare the actual production rates for December 2005 and January 2006 with the untrue figures disclosed in the press releases for those months; and (iii) ensure that High Plains disclosed in a timely manner that the accuracy of its earlier disclosures of the monthly production was questionable and under review by High Plains. Mr. Scott and each of the other respondents to the settlement agreement were ordered to pay $25,000 to the ASC of which $5,000 was a payment towards investigation costs. The ASC noted in the settlement agreement that Mr. Scott and the other directors were provided with false information by management of High Plains with respect to production levels, and thus had no knowledge of the untrue statements in certain press releases issued by management in late 2005, until January 30, 2006, at the earliest. The ASC also noted that each of the subject directors, upon being made aware of the potential problem with High Plains’ reported production, made substantial efforts and committed significant amount of time in a good faith effort to resolving the problems and determining High Plains’ actual production and noted that none of the subject directors had been previously sanctioned by the ASC, and each cooperated fully with staff in its investigation.

As a result of the above, the TSX Venture Exchange (“TSXV”) and the Toronto Stock Exchange (“TSX”) conducted their own reviews as to Mr. Scott’s acceptability to serve as a director or officer of any respective exchange-listed issuer. They determined that Mr. Scott must obtain written approval prior to occupying such post and the TSXV determined that he should complete a half-day workshop “Simplifying Timely Disclosures,” which he successfully completed on April 26, 2010, and further that any TSXV-listed company on whose board he sits implement a written disclosure policy.

Except as described above, our above-listed directors have neither been convicted in any criminal proceeding during the past ten years nor been parties to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.
10.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

Gran Tierra follows the listing standards of the NYSE MKT. As required under the NYSE MKT listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors.  The Board consults with Gran Tierra’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the NYSE MKT listing standards, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that the following five of six directors are independent directors within the meaning of the applicable NYSE MKT listing standards: Messrs. Johnson, Kirton, Macey, Price and Scott.  In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Gran Tierra.  Dana Coffield, Gran Tierra’s President and Chief Executive Officer, is not an independent director by virtue of his employment with Gran Tierra.

BOARD LEADERSHIP STRUCTURE

Gran Tierra’s Chairman of the Board is an independent director.  The Board has determined that this leadership structure is an appropriate structure for Gran Tierra because of the added experience and leadership provided to Gran Tierra from having separate individuals perform the Chairman and Chief Executive Officer function.  Gran Tierra believes that having an independent Chairman of the Board also adds an extra level of independence to the board as a whole, and increases the ability and credibility of the Board in its management oversight functions.

ROLE OF THE BOARD IN RISK OVERSIGHT

Gran Tierra’s management is responsible for assessing the risks facing Gran Tierra and evaluating such risks, and the Board provides an oversight role with respect to risk management.  At the direction of the Board, at each quarterly meeting of the Board, management makes a presentation to the Board regarding the higher level risks facing Gran Tierra, as well as the actions being taken to ameliorate these risks.  The Board then gives direction and guidance to management as to the risks presented and the actions proposed, and reassesses at the next quarterly meeting of the Board.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met eleven times during the last fiscal year as an entire board.  Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the last fiscal year for which he was a director or committee member.  As required under the NYSE MKT listing standards, in fiscal 2013, Gran Tierra’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee.  The following table provides current membership and meeting information for fiscal year 2013 for each committee of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance	Reserves
Dana Coffield				X
Jeffrey Scott	X
Verne Johnson	X	X*		X
Scott Price		X		X*
Nicholas Kirton	X*		X
Gerald Macey		X	X*	X
Total Meetings in fiscal year 2013	5	4	1	1

*	Committee Chairperson
11.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable NYSE MKT rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to Gran Tierra.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee Gran Tierra’s corporate accounting and financial reporting processes and audits of its financial statements.  For this purpose, the Audit Committee performs several functions. The Audit Committee reviews our financial reports and other financial information disclosed to the public, the government and various regulatory bodies, our system of internal accounting, our financial controls, and the annual independent audit of our financial statements. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on Gran Tierra’s audit engagement team as required by law; reviews and approves or rejects transactions between Gran Tierra and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Gran Tierra regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review Gran Tierra’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including a review of Gran Tierra’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is composed of three directors: Messrs. Scott, Johnson and Kirton. Ray Antony was a member of the Audit Committee until his resignation effective May 8, 2013. The Audit Committee met five times during the fiscal year.  The Audit Committee has a written charter that is available to stockholders on Gran Tierra’s website at http://www.grantierra.com.

The Board reviews the NYSE MKT listing standards definition of independence for Audit Committee members and has determined that all members of Gran Tierra’s Audit Committee are independent (as independence is currently established in Rule 803(a)(2) of the NYSE MKT listing standards).  Additionally, each Audit Committee member has met the criteria for audit committee independence set forth in Rule 10A-3 promulgated pursuant to the Exchange Act.  The Board has determined that Mr. Kirton, an independent director, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K promulgated by the SEC, based on his past experience as a former KPMG partner.  In addition to Gran Tierra’s Audit Committee: Mr. Kirton also serves on the Audit Committee of Essential Energy Services Ltd.; and Mr. Johnson also serves on the Audit Committees of Petromanas Energy Inc. and US Oil Sands Inc. (formerly Earth Energy).  The Board has determined that these simultaneous services do not impair Messrs. Kirton or Johnson’s ability to effectively serve on Gran Tierra’s Audit Committee.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013, with management of Gran Tierra.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).  The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Nicholas Kirton, Chair
Verne Johnson
Jeffrey Scott

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
12.

Compensation Committee

The Compensation Committee is composed of three directors: Messrs. Johnson, Macey and Price.  Mr. Antony was a member of the Compensation Committee until his resignation effective May 8, 2013. All members of Gran Tierra’s Compensation Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE MKT listing standards).  The Compensation Committee met four times during 2013.  The Compensation Committee has a written charter that is available to stockholders on Gran Tierra’s website at http://www.grantierra.com.

The Compensation Committee of the Board acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs, including:

•	establishment of corporate and individual performance objectives relevant to the compensation of Gran Tierra’s executive officers, directors, and other senior management, as appropriate, and evaluating performance in light of these stated objectives;

•	establishment of policies with respect to equity compensation arrangements;

•	review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers; and

•	administration of Gran Tierra’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Each year, the Compensation Committee reviews with management Gran Tierra’s Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other filings.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once annually and with greater frequency if necessary.  The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer.  However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.  The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.  The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Gran Tierra.  In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of Gran Tierra, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.  The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Committee.  In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.  Under its charter, the Compensation Committee may select, and receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NYSE MKT that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

After taking into consideration the six factors prescribed by the SEC and NYSE MKT described above, the Compensation Committee retained the services of Lane Caputo Compensation Inc. (the “Compensation Consultant”) as its executive compensation consultant pursuant to a written agreement.  The Compensation Consultant reports directly to the Compensation Committee and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time.  A representative of the Compensation Consultant attends meetings of the Compensation Committee, as requested, and communicates with the Compensation Committee Chair between meetings; however, the Compensation Committee makes all decisions and recommendations to the Board.  The Compensation Consultant maintains a group of benchmark peers that the Compensation Committee finds relevant for comparison purposes.  Services performed by the Compensation Consultant are pre-approved by the Compensation Committee and any additional work to be performed, including at the request of management, must be pre-approved by the Chair of the Compensation Committee.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate.  In 2013, the Compensation Committee did not form any subcommittees.
13.

New performance objectives are established at one or more meetings held during the first quarter of the year.  Generally, the Compensation Committee’s process comprises two related elements: the recommendation of compensation levels; and the establishment of performance objectives for the current year.  In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted.  For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels, current company-wide compensation levels, and independent compensation surveys for the petroleum industry in Canada for peer groupings within the industry.

THE SPECIFIC DETERMINATIONS OF THE COMPENSATION COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION FOR FISCAL 2013 ARE DESCRIBED IN GREATER DETAIL IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THIS PROXY STATEMENT.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of Gran Tierra (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding corporate governance issues, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra.

The Nominating and Corporate Governance Committee is currently composed of two directors: Messrs. Macey and Kirton.  Mr. Antony was a member of the Nominating and Corporate Governance Committee until his resignation on May 8, 2013. Both members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE MKT listing standards).  The Nominating and Corporate Governance Committee met one time during the fiscal year.  The Nominating and Corporate Governance Committee has a written charter that is available to stockholders on Gran Tierra’s website at http://www.grantierra.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics.  The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Gran Tierra, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Gran Tierra’s stockholders.  However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.  Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability.  In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Gran Tierra during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.  In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE MKT purposes, which determination is based upon applicable NYSE MKT listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.  In fiscal 2013, neither the Nominating and Corporate Governance Committee nor the Board paid any fees to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity in identifying nominees for director.  However, in assessing a potential nominee, the Nomination and Corporate Governance Committee considers the professional experience, education, skills and viewpoints of the nominee and how those factors will contribute to expanding the collective knowledge and experience of the Board.  The Nominating and Corporate Governance Committee considers that, while nominees should present a good fit with the existing Board in terms of their ability to work together to create stockholder value in a constructive way, diversity in opinion and viewpoint contribute to the overall success of the Board and Gran Tierra as a whole.
14.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders.  The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.  Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address:  Gran Tierra Energy Inc., 300, 625-11th Avenue S.W., Calgary, Alberta T2R 0E1, Canada, Attention: Director Nominations.  This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders.  Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Reserves Committee

The primary purpose of the Reserves Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to evaluating and reporting on Gran Tierra’s oil and gas reserves.

The Reserves Committee oversees Gran Tierra’s (1) annual review of its oil and gas reserves, (2) procedures for evaluating and reporting its oil and gas producing activities, and (3) compliance with applicable regulatory and securities laws relating to the preparation and disclosure of information with respect to its oil and gas reserves.  The Reserves Committee also consults with the Audit Committee on matters relating to Gran Tierra’s oil and gas reserves which impact Gran Tierra’s financial statements.  The Reserves Committee is composed of four directors: Messrs. Price, Johnson, Macey and Coffield.  All members of the Reserves Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE MKT listing standards), other than Mr. Coffield, Gran Tierra’s Chief Executive Officer.  The Reserves Committee met one time during fiscal 2013.  The Reserves Committee has a written charter that is available on Gran Tierra’s website at http://www.grantierra.com.

VOTING STANDARD FOR ELECTION OF DIRECTORS

New rules of the TSX, which became effective December 31, 2012, require a listed issuer to disclose in the materials sent to its shareholders for a meeting at which directors are to be elected, whether or not it has adopted a majority voting policy and, if not, to explain why it has not adopted such a policy in its meeting materials. A majority voting policy generally requires that a director tender his or her resignation if the director receives more “withheld” votes than “for” votes at any meeting where shareholders vote on the uncontested election of directors. The Board considered whether to adopt a majority voting policy and determined not to adopt such a policy at this time. The Board believes a majority voting policy is unnecessary at this time as Gran Tierra has never experienced a high level of withheld votes for its directors in past elections and to date there have been no shareholder requests for such a policy.   Gran Tierra is governed by the laws of Nevada which provides for plurality voting as opposed to majority voting for directors. The Board believes that plurality voting is advantageous as it ensures that a full Board will be elected annually at shareholders’ meetings. It does not diminish the right of shareholders to nominate other persons for election as directors in accordance with the applicable laws and Gran Tierra’s constating documents. In keeping with the new rules of the TSX, Gran Tierra will continue to elect each director annually and individually, will advise the TSX by e‐mail if a director receives a majority withheld vote and will forthwith after the shareholders’ meeting issue a press release disclosing the detailed results of the voting for directors.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a formal process by which stockholders and other interested persons may communicate with the Board or any of its directors.  This information is available on Gran Tierra’s website at http://www.grantierra.com.

CODE OF ETHICS

Gran Tierra has adopted the Gran Tierra Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on Gran Tierra’s website at http://www.grantierra.com.  If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website.
15.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act  (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, Gran Tierra’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.  At the 2011 annual meeting of stockholders, the stockholders indicated their preference that Gran Tierra solicit a non-binding advisory vote on the compensation of the named executive officers every one year.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of Gran Tierra’s named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of Gran Tierra’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement.  As discussed in those disclosures, Gran Tierra believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests, consistent with current market practices.  Compensation of Gran Tierra’s named executive officers is designed to enable Gran Tierra to attract and retain talented and experienced executives to lead Gran Tierra successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of Gran Tierra’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Gran Tierra’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Gran Tierra. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.
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PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected Deloitte LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting.  Deloitte LLP has audited Gran Tierra’s financial statements since its inception in 2005.  Representatives of Deloitte LLP are expected to be present at the annual meeting.  They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte LLP as Gran Tierra’s independent registered public accounting firm.  However, the Audit Committee of the Board is submitting the selection of Deloitte LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Gran Tierra and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the annual meeting will be required to ratify the selection of Deloitte LLP.  Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Set forth below is a summary of fees paid to Deloitte LLP, our independent registered chartered accountants, for services in the fiscal periods ended December 31, 2013, and December 31, 2012.  In determining the independence of Deloitte LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Deloitte LLP’s independence.

	Fiscal Year Ended
	2013	2012
Audit Fees	$1,561,745	$1,444,571
Audit-related Fees	–	–
Tax Fees	–	–
All Other Fees	35,110	42,220
Total Fees	$1,596,855	$1,486,791

Audit Fees

The total audit fees and reimbursement of expenses paid to Deloitte LLP were for audits, reviews of the quarterly financial statements, and the preparation of consents.

All Other Fees

Other fees in 2013 included projects for information technology security and advisory work and assessments on privileged access.  Other fees in 2012 included a project related to vulnerability assessment of Gran Tierra’s information systems as well as public accounting board information and comment letters.

All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

Our Audit Committee is responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of independent auditors that is intended to maintain the independence from Gran Tierra of the independent auditors. In adopting this policy, our Audit Committee considered the various services that independent auditors have historically performed or may be needed to perform in the future for Gran Tierra. Under this policy:

•	the Audit Committee approves the performance by the independent auditors of auditing or permitted non-audit services, subject to restrictions in certain cases, based on the Audit Committee’s determination that this would not be likely to impair the independence of the independent auditors from Gran Tierra;
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•	Gran Tierra’s management must obtain the specific prior approval of our Audit Committee for each engagement of the independent auditors to perform any auditing or permitted non-audit services; and

•	the performance by the independent auditors of certain types of services (bookkeeping or other services related to the accounting records or financial statements of Gran Tierra; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, or investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the applicable federal oversight regulatory authority determines, by regulation, is impermissible) is prohibited due to the likelihood that their independence would be impaired.

In its review of all non-audit service fees, our Audit Committee considers, among other things, the possible effect of these services on the independence of our independent auditors. Relevant considerations include, but are not limited to, whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.

Any approval required under this policy must be given by our Audit Committee or by the chairperson of the Audit Committee in office at the time, provided that any pre-approval decisions made by the chairperson must be reported to the Audit Committee at its next scheduled meeting. Gran Tierra’s Audit Committee will not delegate its responsibilities to approve services performed by the independent auditors to any member of management.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.
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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Gran Tierra’s common stock as of February 15, 2014, by (1) each of its directors and named executive officers, (2) each person that beneficially owns more than 5% of the outstanding shares of Gran Tierra’s common stock and (3) all of Gran Tierra’s executive officers and directors as a group. All ownership percentage calculations below assume that all Exchangeable Shares have been converted on a one-for-one basis into corresponding shares of our common stock, as such shares vote together with our common stock on all matters as if shares of our common stock. Unless otherwise indicated, the address for each of the beneficial owners in the table below is c/o Gran Tierra Energy Inc., 300, 625 - 11th Avenue S.W., Calgary, Alberta T2R 0E1 Canada.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Dana Coffield (2)	2,983,405	1.0%
David Hardy (3)	396,194	*
Duncan Nightingale (4)	305,000	*
Shane O’Leary (5)	642,633	*
James Rozon (6)	300,833	*
Jeffrey Scott (7)	3,470,527	1.2%
Verne Johnson (8)	1,545,241	*
Nicholas G. Kirton (9)	521,561	*
Gerald Macey (10)	185,000	*
J. Scott Price (11)	3,486,080	1.2%
Blackrock, Inc. (12)	19,064,943	6.7%
Directors and officers as a group (total of 13 persons) (13)	16,543,309	5.7%

*	Less than 1%.

(1)	Beneficial ownership is calculated based on 283,210,250 shares of common stock issued and outstanding as of February 15, 2014, which, for purposes of this table includes 10,868,440 Exchangeable Shares issued and outstanding as of February 15, 2014, as such shares are immediately exchangeable for shares of our common stock and vote together with our common stock on all matters as if shares of our common stock. The number of shares beneficially owned by a person also includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of February 15, 2014. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

(2)	Includes shares issuable upon exercise of options to acquire 1,095,833 shares of common stock exercisable within 60 days of February 15, 2014, and 1,689,683 shares issuable upon exchange of Exchangeable Shares.

(3)	Consists of shares issuable upon exercise of options to acquire 341,667 shares of common stock exercisable within 60 days of February 15, 2014, 19,527 shares issuable upon exchange of Exchangeable Shares owned by Mr. Hardy’s spouse and 35,000 shares of common stock owned by Mr. Hardy’s spouse. Mr. Hardy disclaims beneficial ownership of the shares owned by his spouse, except to the extent of his pecuniary interest therein.

(4)	Consists solely of shares issuable upon exercise of options exercisable within 60 days of February 15, 2014.

(5)	Consists of shares issuable upon exercise of options to acquire 633,333 shares of common stock exercisable within 60 days of February 15, 2014, and 9,300 shares of common stock jointly owned with Mr. O’Leary’s spouse.

(6)	Consists solely of shares issuable upon exercise of options exercisable within 60 days of February 15, 2014.

(7)	Includes shares issuable upon exercise of options to acquire 1,056,666 shares of common stock exercisable within 60 days of February 15, 2014, and 1,688,889 shares issuable upon exchange of Exchangeable Shares.

(8)	Includes shares issuable upon exercise of options to acquire 600,000 shares of common stock exercisable within 60 days of February 15, 2014, and 895,238 shares issuable upon exchange of Exchangeable Shares.

(9)	Includes shares issuable upon exercise of options to acquire 475,000 shares of common stock exercisable within 60 days of February 15, 2014, and 44,090 shares of common stock held by Mr. Kirton’s spouse.
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(10)	Includes shares issuable upon exercise of options to acquire 165,000 shares of common stock exercisable within 60 days of February 15, 2014.

(11)	Consists of shares issuable upon exercise of options to acquire 375,000 shares of common stock exercisable within 60 days of February 15, 2014, and 3,111,080 shares issuable upon exchange of Exchangeable Shares.

(12)	Based on a Schedule 13G reporting beneficial ownership as of December 31, 2013. BlackRock, Inc. has sole voting power to 15,842,792 shares of common stock and sole dispositive power to 19,064,943 shares of common stock. The address of the principal business and office of BlackRock, Inc. and its affiliates is 40 East 52nd Street, New York, New York 10022.

(13)	Includes shares issuable upon exercise of options to acquire 6,239,995 shares of common stock exercisable within 60 days of February 15, 2014, and 7,404,417 shares issuable upon exchange of Exchangeable Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Gran Tierra’s directors and executive officers, and persons who own more than ten percent of a registered class of Gran Tierra’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Gran Tierra.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Gran Tierra with copies of all Section 16(a) forms they file.

To Gran Tierra’s knowledge, based solely on a review of the copies of such reports furnished to Gran Tierra and written representations that no other reports were required, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

PRESENTATION IN U.S. DOLLARS

All dollar amounts discussed below are in U.S. dollars, except as otherwise noted.

To the extent that contractual amounts are in Canadian dollars, which is the case for all of Gran Tierra’s directors and named executive officers, they have been converted into U.S. dollars for the purposes of the discussion below.  For discussion of 2013 bonus and other compensation amounts, the exchange rate at December 31, 2013, of one Canadian dollar to US $0.9402 is used.  For discussion of 2012 bonus and other compensation amounts, the exchange rate at December 31, 2012, of one Canadian dollar to US $1.0051 is used.  For discussion of 2011 bonus and other compensation amounts (other than 2011 salary), the exchange rate at December 31, 2011, of one Canadian dollar to US $0.9796 is used. For discussion of 2011 salary, the exchange rate of one Canadian dollar to US $1.0054 is used, which is the exchange rate at December 31, 2010.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

In this section, we describe the material components of our executive compensation program for our “named executive officers,” i.e. our executive officers appearing in the Summary Compensation Table and other compensation tables contained in this proxy statement:

Dana Coffield, our President and Chief Executive Officer;
James Rozon, our Chief Financial Officer;
Shane O’Leary, our Chief Operating Officer;
Duncan Nightingale, our President, Gran Tierra Energy Colombia, Ltd.; and
David Hardy, our Vice President, Legal and General Counsel.

We also provide an overview of our executive compensation philosophy and our executive compensation program.  In addition, we explain how and why our Compensation Committee and our Board arrived at specific compensation policies and decisions involving the named executive officers.

Opportunity for Stockholder Feedback

The Compensation Committee carefully considers feedback from our stockholders regarding our executive compensation program. Stockholders are invited to express their views to the Compensation Committee as described under the heading “Communications with the Board of Directors” on page 15 in this proxy statement. In addition, the annual advisory vote on the compensation of the named executive officers provides our stockholders with an opportunity to communicate their views on our executive compensation program.
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Last year we conducted an advisory vote on executive compensation at our 2013 annual meeting of stockholders. While this vote was advisory and therefore not binding on our Board or our Compensation Committee, we believe that it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, our compensation policies and programs, and our decisions regarding executive compensation. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

At the 2013 annual meeting of stockholders, 88.7% of the votes cast on the advisory vote on executive compensation (Proposal 2) were cast in favor of our named executive officer compensation as disclosed in the 2013 proxy statement. The Board and Compensation Committee reviewed these final vote results and determined that, given the significant level of support, no changes to our executive compensation policies and processes were necessary based on the vote results.

You should read this Compensation Discussion and Analysis in connection with “Proposal 2 — Advisory Vote on Executive Compensation,” the advisory vote that we are conducting on the compensation of the named executive officers. This Compensation Discussion and Analysis contains information that is relevant to your voting decision.

Our Business

Gran Tierra is an independent international energy company engaged in oil and gas exploration, development, production and acquisition. We own and operate oil and gas properties in Colombia, Argentina, Peru and Brazil.  Our revenue and other income for the year ended December 31, 2013, was approximately $723.6 million.  For more information about our business, please see the sections titled “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on February 26, 2014.

2013 Business Highlights

Gran Tierra experienced an exciting and successful 2013.  In Peru, we were able to book reserves at our Bretaña discovery which essentially doubled our reserves from the previous year. In Argentina, we delivered strong results and further developed our important producing fields despite macro-economic challenges in the country. In Brazil, we focused on the Recôncavo basin and expanded our land position through the acquisition of three new blocks in a recent bid round.  In Colombia, despite significant pipeline disruptions, our alternative transportation arrangements allowed us to deliver more oil production than last year.  Further, our new production from the Moqueta field and the test production from the Bretaña well position us for overall growth in 2014.

Reserve performance for 2013:

•	Gran Tierra’s total Proved (“1P”), total Proved plus Probable (“2P”), and total Proved plus Probable plus Possible (“3P”) reserves life indices grew to 5.2 years, 12.5 years, and 20.4 years respectively, based on our 2013 year-end SEC company interest reserves and 2013 total working interest production;

•	Our largest increase in the 2P and 3P categories were associated with new reserves booked at the Bretaña field in Peru where we recognized 2P net after royalty (“NAR”) reserves of 57.6 million barrels of oil (“MMbbl”) and 3P NAR reserves of 104.7 MMbbl; and

•	Our 1P reserves NAR increased 4% to 42.1 million barrels of oil equivalent (“MMBOE”) (95% light and medium oil and liquids consistent with 95% at year-end 2012); 2P reserves NAR increased 99% to 111.9 MMBOE (97% oil and liquids compared with 95% at year-end 2012); 3P reserves NAR increased 113% to 183.9 MMBOE (94% oil and liquids compared with 87% at year-end 2012), despite producing a record 8.1 MMBOE NAR during 2013.

The reserve figures were calculated in accordance with SEC rules.  For reserve figures calculated in compliance with Canadian National Instrument 51-101-Standards of Disclosure for Oil and Gas Activities, see our Form 51-101F1 filed on SEDAR at www.sedar.com on February 24, 2014.

Business Unit operating highlights for 2013:

•	In Colombia, we continued to focus on developing our conventional light oil producing fields, including the Costayaco and Moqueta fields. On the Chaza Block, we drilled and completed the Moqueta-10 and -11 development wells and the Costayaco-18 development well as oil producers, commenced drilling the Moqueta-12 development well and the Zapotero-1 and Corunta-1 exploration wells. We also continued facilities work at the Costayaco and Moqueta fields;
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•	In Peru, we extended the Bretaña-1X exploration well with a horizontal sidetrack, tested the sidetrack at 3,095 barrels of oil per day gross, completed a preliminary Front End Engineering Design study for the Bretaña field development and completed a 382 kilometer 2-D seismic program to provide a more detailed map of the Bretaña structure, along with maturing separate independent exploration leads on Block 95;

•	In Brazil, we added three onshore blocks to our core operating area in the Recôncavo Basin in the 2013 Brazil Bid Round 11. On Block REC-T-155, we drilled an exploration well, 1-GTE-8DP-BA, and drilled a horizontal sidetrack oil exploration well, 1-GTE-7HPC-BA, from the 1-GTE-7-BA wellbore. On Block REC-T-129, we re-entered and isolated the final two fracture stages at the horizontal sidetrack oil exploration well, 1-GTE-6HP-BA; and

•	In Argentina, we continued to focus on developing our producing fields, including Surubi and Puesto Morales. On the Puesto Morales Block, we commenced drilling a second horizontal multi-stage fracture stimulated well into the Loma Montosa formation to further evaluate this new play but had a reserve write-down as a result of deferred investment and inconclusive water flood results.

Other business developments and financial results for 2013:

•	Oil and natural gas production averaged a record 29,099 company interest barrels of oil equivalent per day (“BOEPD”), or a record 22,267 BOEPD NAR and adjusted for inventory changes (97% light and medium oil and liquids), an increase of 32% from 2012;

•	Revenue and other income was a record $723.6 million, a 24% increase over 2012;

•	Net income increased by 27% from 2012 to $126.3 million, representing $0.45 per share basic and $0.44 per share diluted, compared with net income of $99.7 million, or $0.35 per share basic and diluted in 2012;

•	Funds flow from operations increased to a record $352.9 million from $323.8 million in 2012; and

•	Cash and cash equivalents increased to $428.8 million from $212.6 million in 2012, a $216.2 million increase.

At a glance, illustrated in the charts below is Gran Tierra’s 5-year performance using various metrics:

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2013 Executive Compensation Highlights

In February 2013, the Compensation Committee approved and recommended, and our Board approved, the following compensation actions:

(1)	Maintain our compensation philosophy for 2013 which is (i) to target the salary component for our employees at the 65th percentile of our peer group, (ii) to target total cash compensation for our employees at the 75th percentile of our peer group at target performance and (iii) to target total direct compensation (including equity compensation) for our employees at the 75th percentile of our peer group at target performance levels; and

(2)	Make annual cash bonuses in 2013 for 2012 performance consistent with our 2012 business results.

In late 2012, the Compensation Committee, working with its compensation consultant and senior management, began the development of a new long-term incentive program designed to attract and retain employees and link incentives to our long-term growth. The Compensation Committee and the Board recognized the need to keep pace with competitive market trends while balancing the need to create long-term value creation.  In April 2013, the Compensation Committee approved and recommended, and in May 2013, our Board approved, a new long-term incentive program. This new program, implemented under our 2007 Equity Incentive Plan (described in more detail on page 41), provides that in connection with any annual grants made to executive officers, a 50% weighting of time-vested stock options and a 50% weighting of time-vested restricted stock units (“RSUs”) would be made.  The number of stock options and RSUs granted is in reference to the grant date fair value of each (Black-Scholes value for stock options and our current share price for the RSUs) and the target long-term incentive program award value for each position.

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In May 2013, the Compensation Committee recommended, and our Board approved, the 2013 long-term incentive award consisting of time-vested stock options and time-vested RSUs as described above.

In January and February 2014, the Compensation Committee and our Board, respectively, determined to continue the compensation philosophy set forth in (1) above in connection with the review of 2013 bonuses as well as establishing 2014 base salaries, target bonuses, and long-term incentive awards.

2013 Compensation Corporate Governance Highlights

We endeavor to maintain good governance standards, including with respect to the oversight of our executive compensation policies and practices.  The following policies and practices were in effect during 2013 relating to executive compensation:

•	The Compensation Committee is composed solely of independent directors who have established ways to communicate with stockholders regarding their executive compensation ideas and concerns;

•	The Compensation Committee’s independent compensation consultant, Lane Caputo Compensation Inc. (“Lane Caputo”), is retained directly by the Compensation Committee and performs only limited consulting services for us with the full knowledge of the Compensation Committee;

•	The Compensation Committee assessed the independence of Lane Caputo pursuant to SEC rules taking into consideration the following factors:

o	That Lane Caputo reports directly to the Compensation Committee, and the Compensation Committee has the sole power to terminate or replace any of its compensation advisors at any time;

o	Whether Lane Caputo provides any other services to the Company;

o	Aggregate fees paid by Gran Tierra to Lane Caputo, as a percentage of the total revenue of Lane Caputo;

o	Lane Caputo policies and procedures designed to prevent conflicts of interest;

o	Any business or personal relationships between Lane Caputo, on one hand, and any member of the Compensation Committee or executive officer, on the other hand; and

o	Whether the compensation advisor owns any shares of Gran Tierra’s stock; and

•	The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation-related risk profile so that our compensation-related risks are not reasonably likely to have a material adverse effect on Gran Tierra.

Philosophy and Objectives of our Executive Compensation Program

Our philosophy underlying our executive compensation program is to provide an attractive, flexible, and market-based total compensation program tied to performance and aligned with the interests of our stockholders.  Our objective is to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our stockholders and communities where we have a strong presence. Our executive compensation program is an important component of these overall human resources policies. Our compensation practices also serve as a means of communicating our goals and standards of conduct and performance, and for motivating and rewarding employees in relation to their achievements.

We observe the following principles:

•	Retain and Hire Top Caliber Executives: Executive officers should have base salaries and employee benefits that are market competitive and that permit us to hire and retain high-caliber individuals at all levels;

•	Pay for Performance: A significant portion of the annual compensation of our executive officers should vary with annual business performance and each individual’s contribution to that performance;

•	Reward long-term growth and profitability: Executive officers should be rewarded for achieving long-term results, and these rewards should be aligned with the interests of our stockholders; and

•	Provide modest perquisites: Perquisites for our executive officers should be minimized and limited to items that serve a reasonable business purpose.

Our compensation program consists of three basic elements: base salary, cash bonus and equity incentives.  We focus on providing a majority of the total compensation for our named executive officers based on performance:
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•	we provide cash bonuses linked both to our performance (solely in the case of Dana Coffield, our President and Chief Executive Officer), each individual’s performance and business unit performance (where applicable); we link the portion of our executive officers’ cash compensation to our performance as measured by achievement of budget targets for items such as production, reserves, capital expenditures, revenues and operating costs, as well as other factors such as liquidity, share price performance given overall market conditions, and other objectives specific to our situation at the time; and

•	in 2013, we provided long-term incentives in the form of stock option grants and RSU grants; awards generally vest over three years, linking executive officers’ rewards directly to their ability to create value for our stockholders and providing an incentive for our executive officers to remain with us over the long term.

The price of oil directly impacts our performance.  During 2013, the price of West Texas Intermediate Crude oil (the reference price for most of our contracts) experienced fluctuations from $86.68 to $110.53.

Risk Assessment

In early 2014, the Compensation Committee and Board each assessed the risks associated with our compensation policies and practices. These assessments included an examination of the changes in our risk profile over the past year for our executive compensation policies and practices. Based on this assessment, the Compensation Committee and the Board each determined that these risks were not reasonably likely to have a material adverse effect on us.  Among other things, the Compensation Committee and the Board took into consideration the fact that:

•	the current significant weighting towards long-term incentive compensation discourages short-term risk taking;

•	our goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation;

•	incentive awards are decided by the Compensation Committee and recommended to the Board for approval; and

•	as an oil and gas exploration company, we do not face the same level of risks associated with compensation for employees at financial services (traders and instruments with a high degree of risk) or technology companies (rapidly changing markets).

Compensation Process

The Compensation Committee recommends to the Board for approval the annual compensation for our President and Chief Executive Officer. Within the framework of the compensation programs reviewed and approved by the Compensation Committee and based on management’s review of market competitive positions, each year our Chief Executive Officer recommends the level of base salary increase (if any), the annual incentive award, and the long-term incentive award value for executive officers, including the other named executive officers. These recommendations are based upon his assessment of each executive officer’s performance (including his own), the performance of the individual’s respective business or function, and employee retention considerations. The Compensation Committee reviews our Chief Executive Officer’s recommendations, as well as the recommendations of Lane Caputo, and deliberates as to whether any compensation changes should be made affecting our executive officers.  Following this deliberation, it determines, in its sole discretion, its recommendations to be made to the Board for approval. Our Chief Executive Officer does not attend that portion of the Board meeting at which his compensation is approved.

Except as described above, our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.

The Compensation Committee contemplated the success and performance of our executive team for the year 2013 while taking a deliberate and objective approach to fairly assess compensation awards.  The Compensation Committee and Board make their compensation decisions for the upcoming year, and review performance for the prior year, generally in the first quarter of the year.  Annual bonuses in respect of 2013 performance, as well as salary increases for 2014, were recommended by the Compensation Committee and approved by the Board in February 2014.  Bonuses in respect of 2013 performance were paid in February 2014. In May 2013, the Compensation Committee recommended, and the Board approved, long-term incentive awards consisting of 50% time-vested stock options and 50% time-vested RSUs as part of the implementation of the long-term incentive program.
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Role of the Compensation Consultant

The Compensation Committee relies upon external advisers and third-party compensation surveys as well as the knowledge and experience of Compensation Committee members and other members of the Board to set rewarding and competitive levels of salary and other compensation.  The retention of and scope of services from independent compensation advisers are to be assessed on an annual basis.

The Compensation Committee retained the services of Lane Caputo as its executive compensation consultant pursuant to a written agreement.  Lane Caputo reports directly to the Compensation Committee and the Compensation Committee may replace Lane Caputo or hire additional consultants at any time.  A representative of Lane Caputo attends meetings of the Compensation Committee, as requested, and communicates with the Compensation Committee Chair between meetings; however, the Compensation Committee makes all decisions and recommendations to the Board.  Lane Caputo maintains a group of benchmark peers that the Compensation Committee and the Board find relevant for comparison purposes.  Services performed by Lane Caputo are pre-approved by the Compensation Committee and any additional work to be performed, including at the request of management, must be pre-approved by the Chair of the Compensation Committee.

The total amount of fees paid to Lane Caputo for services to the Compensation Committee in 2013 was $124,808.  Lane Caputo received $67,478 in other fees from us for general compensation related work for Gran Tierra.

The Compensation Committee assesses the performance and independence of Lane Caputo and of each individual employee of the consulting firm who directly provides services to Gran Tierra. In January 2014, the Compensation Committee considered whether Lane Caputo could serve as an independent adviser to the Compensation Committee.  The Compensation Committee requested information from Lane Caputo about potential conflicts of interest, and in particular, considered the fact that Lane Caputo provides minimal other services to Gran Tierra that the individual representative of Lane Caputo who works directly with the Compensation Committee has no other business relationships with the Board, management or Gran Tierra, and Lane Caputo’s own policies on ethics and conflicts of interest.  As a result and after taking into consideration the six factors prescribed by the SEC and NYSE MKT described above, the Compensation Committee concluded that there were no actual conflicts of interest with respect to Lane Caputo providing services to the Compensation Committee.

Use of Peer Data

2013 Compensation Structure, Base Salaries and Target Bonuses

Our executive compensation program is designed with the flexibility to be competitive and motivational within the various marketplaces in which we compete for employees, while being subject to centralized design, approval, and control. The Compensation Committee relies on various sources of compensation information to ascertain the competitive market for our executive officers, including the named executive officers. To assist in establishing recommendations for our 2013 executive compensation structure, base salaries and target bonuses, Lane Caputo continued with the philosophy of measuring our compensation structure against a relevant group of industry peers (the “Custom Peer Group”) against which to benchmark executive compensation.  This Custom Peer Group was substantially similar to the 2012 Custom Peer Group.  Although it would have been preferable to only include peers that compete with us in the international energy arena, our relative size, and the lack of sufficient international peers of similar size, dictated that peers with domestic operations of similar size be included in the peer group, and, in fact, such domestic peers are predominate in the group.  As a result, the Custom Peer Group included peers of a similar size to us based on market capitalization and average daily production volumes, and included peers with operations located both internationally and domestically.  The Custom Peer Group consisted of the following 21 companies:

Advantage Oil & Gas Ltd.	Crew Energy Inc.	PetroBakken Energy Ltd.

Bankers Petroleum Ltd.	Legacy Oil & Gas Inc.	Petrominerales Ltd.

Birchcliff Energy Ltd.	Niko Resources Ltd.	Peyto Exploration & Development Corp.

BPZ Energy Inc.	NuVista Energy Ltd.	Progress Energy Resources Corp.

C&C Energia Ltd.	Pacific Rubiales Energy Corp.	Transglobe Energy Corp.

Canacol Energy Ltd.	Paramount Resources Ltd.	Trilogy Energy Corp.

Celtic Exploration Ltd.	Parex Resources Inc.	Vermilion Energy Inc.

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In making compensation decisions regarding executive officers located in South America, the Compensation Committee also utilized the following local compensation surveys to reflect the local pay practices in each country:

Aon Hewitt Market Review (Argentina).
Towers Watson Data Services 2012 Oil & Gas Survey (Brazil).
Mercer Compensation Survey (Peru).

Benchmark data from Lane Caputo Compensation’s International Energy Exploration & Production Compensation Survey was also used to reflect the expatriate assignment of Duncan Nightingale, our President of Gran Tierra Energy Colombia, Ltd.

2013 Actual Bonuses, and 2014 Compensation Structure, Base Salaries and Target Bonuses

To assist in establishing recommendations for 2013 bonuses and the 2014 executive compensation structure, base salaries and target bonuses, Lane Caputo continued measuring our compensation structure against a relevant group of industry peers against which to benchmark executive compensation, revising the Custom Peer Group slightly by removing Advantage Oil & Gas Ltd., BPZ Resources Inc., Canacol Energy Ltd., and Pacific Rubiales Energy Corp. (size of operations were no longer comparable); as well as C&C Energia Ltd., Celtic Exploration Ltd. and Progress Energy Resources Corp. (due to acquisition in the year) and adding Baytex Energy Corp., Bonavista Energy Corp., Bonterra Energy Corp., Enerplus Corp., Pengrowth Energy Corp., and Whitecap Resources Inc.

In making compensation decisions regarding executive officers located in South America, the Compensation Committee also utilized the following local compensation surveys to reflect the local pay practices in each country:

Aon Hewitt Market Review (Argentina).
Towers Watson Data Services 2013 Oil & Gas Survey Special Market Sample (Brazil).
Mercer Peru Total Remuneration Survey (Peru).

Application of Judgment

Given the extensive research and analysis used to develop the peer benchmark group, the Compensation Committee believes that the compensation survey data used provides a useful guide for comparative purposes.  The Compensation Committee recognizes that a successful compensation program also requires an application of judgment to maintain a subjective determination of individual performance by our executive officers.  Therefore, the Compensation Committee applies its judgment in reconciling the program’s objectives and peer comparisons with the realities of rewarding excellent performance and retaining valued employees.

Elements of Compensation

The Compensation Committee has determined that we will use three basic elements of compensation: base salary (including benefits), cash bonus and equity incentives. Each component has a different purpose.

The Compensation Committee believes that base salaries at this stage of our growth and especially within the international exploration and production sector, must be competitive to retain the best executives.  The Compensation Committee believes that principal performance incentives should be in the form of long-term equity incentives given the longer-term nature of our business plan.  Starting in 2013, long-term incentives are delivered in the form of stock options and RSUs. Short-term cash bonuses are a common element of compensation in our industry and among our peers within which we compete for executive talent.  The Compensation Committee ultimately determines the optimal allocation split between the three forms of compensation relative to our peers for each executive position, taking into account the contributions of each executive officer and our operational and financial achievements. The Compensation Committee does not use a formula to establish the allocation between base salary, target bonus and long term incentives; rather, this allocation has been based on the consensus among the members of the Compensation Committee, all of whom have significant experience in the oil and gas exploration business.  Actual bonuses are determined based on the subjective determination by the Compensation Committee and the Board of the achievement of goals set at the beginning of the year.

Salary

The Compensation Committee determined 2013 base salaries based upon the market data presented by Lane Caputo and, taking into consideration the very competitive nature of the international exploration and production sector and the corresponding shortage of experienced executive talent, particularly in Calgary, Canada, Gran Tierra’s headquarters, determined that a general target of the 65th percentile of the Custom Peer Group was appropriate to retain the services of our executive officers, with the exact amount determined by the Compensation Committee’s subjective assessment of the appropriate salary for each executive officer given their performance and roles within Gran Tierra.
29.

The Compensation Committee recommended to the Board, and the Board approved, the following annual salaries (USD) for 2013:

Name	Salary
Mr. Coffield	$399,586
Mr. Rozon	305,566
Mr. O’Leary	338,473
Mr. Nightingale	300,865
Mr. Hardy	282,061

2013 salaries for Messrs. Coffield, Hardy and Rozon were positioned at the 65th percentile of the Custom Peer Group. Mr. O’Leary’s salary was slightly above the 65th percentile due primarily to the inclusion of peers with domestic operations and the differences in compensation practices between operational executives in international locales (relatively higher compensation for this role) and domestic locales (generally lower compensation for the role) while Mr. Nightingale’s 2013 salary was positioned above the 75th percentile of comparable expatriate roles due primarily to the relative importance and larger scope of operations he oversees compared to his peers.

Annual Bonus

Bonuses for 2013 were based on corporate, business unit and personal performance, with the following individual weightings:

Name	Corporate Performance	Business Unit Performance	Personal Performance
Mr. Coffield	100%	0%	0%
Mr. Rozon	70%	0%	30%
Mr. O’Leary	70%	0%	30%
Mr. Nightingale	30%	40%	30%
Mr. Hardy	60%	0%	40%

The Compensation Committee, using its subjective judgment of our performance in 2013 measured against the performance goals set forth for us, determined that the corporate performance score was 100% while the business unit score for the Colombia business unit, for 2013 was 91%.  For Mr. Coffield, the corporate performance was applied to 100% of the target bonus.  For Messrs. Rozon and O’Leary, the corporate performance score was applied to 70% of the target bonus and the remaining 30% of target bonus was determined based upon the Compensation Committee’s subjective determination of such executive officer’s respective individual performance as measured against such executive officer’s specific individual performance objectives. For Mr. Nightingale, the corporate performance score applied to 30% of the target bonus, 40% of target bonus was determined based upon business unit performance and the remaining 30% of target bonus was determined based upon the Compensation Committee’s subjective determination of his individual performance as measured against his specific individual performance objectives.  For Mr. Hardy, the corporate performance score was applied to 60% of the target bonus and the remaining 40% of target bonus was determined based upon the Compensation Committee’s subjective determination of his individual performance as measured against his specific individual performance objectives. Mr. Nightingale had a significant portion of his target bonus tied to business unit performance, rather than corporate performance, because he was in charge of our Colombia business unit and had significantly more ability to influence the performance of the Colombia business unit than overall corporate performance; no other named executive officer was in charge of a business unit.  The allocation of weightings between corporate performance (or in the case of Mr. Nightingale, business unit performance) and individual performance was based on the subjective determination of the relative abilities of the executive officers to affect corporate performance.

Individual objectives for 2013 were as follows:

Dana Coffield – President and Chief Executive Officer

The principal corporate objectives in 2013 for Gran Tierra, and therefore for Mr. Coffield, which were approved by the Compensation Committee of the Board on April 25, 2013 were:

Reserves (25%)
•	Add working interest reserves of 6.9 MMBOE Proved reserves, and 38.5 MMBOE Proved plus Probable reserves.
30.

Production (25%)
•	Attain average production of 20,000 BOEPD net after royalty.

Environmental, Health, Safety, Security and Corporate Social Responsibility (20%)
•	Ensure Environmental, Health, Safety, Security, and Corporate Social Responsibility practices are implemented to meet or exceed relevant industry standards, while complying with Gran Tierra Environmental Health and Safety (“EHS”) objectives.

Business Development (15%)
•	Execute business development strategies to manage the portfolio consistent with business unit objectives.

Shareholders (6%)
•	Maintain shareholder’s confidence.

Finance (3%)
•	Maintain compliance with SEC and TSX regulatory environments along with host-country regulatory compliance.
•	Ensure integrity of financial statements. Deliver timely and accurate internal and external financial reports.
•	Consolidate and assist in the preparation of and reporting against annual budget and forecast.
•	Deliver internal and external audit integrity and internal controls.
•	Manage cash and working capital, and ensure financial resources are available to enable business growth.

Legal (3%)
•	Continue, and improve protection of legal rights of Gran Tierra and identify material legal/commercial risks and work to mitigate such risks to acceptable limits while facilitating business activities.
•	Assist with completion of implementation across business units of formal contracting procedures in accordance with corporate policies

Human Resources (3%)
•	Ensure Human Resources practices and policies are in place to enable the success and growth of Gran Tierra.

James Rozon - Chief Financial Officer

 The principal objectives in 2013 for Gran Tierra’s Chief Financial Officer were:

•	Complete Treasury initiatives. (20%)
•	Complete Information Technology initiatives. (10%)
•	Complete Internal Audit Services Program for the fiscal year. (10%)
•	Complete Tax initiatives. (15%)
•	Develop and implement processes and procedures to address SEC (Dodd-Frank) legislation. (10%)
•	Implement the corporate Hyperion financial reporting module and commence implementation of Hyperion budget and forecast module. (20%)
•	Leadership: Lead by example; maintain an open communication style; provide staff training and professional development; have clearly aligned accountabilities and goals. (15%)

Shane O’Leary - Chief Operating Officer

The principal objectives in 2013 for Gran Tierra’s Chief Operating Officer were:

Environmental, Health, Safety, Security and Corporate Social Responsibility (20%)
•	Ensure Environmental, Health, Safety, Security, and Corporate Social Responsibility practices are implemented to meet or exceed relevant industry standards, while complying with Gran Tierra EHS objectives.

Reserves (25%)
•	Add working interest reserves of 6.9 MMBOE Proved reserves, and 38.5 MMBOE Proved plus Probable reserves.

Production (25%)
•	Attain average production of 20,000 BOEPD net after royalty.
31.

Organization (20%)
•	Work with the Business Units and Management Team in Calgary to ensure the appropriate organization, staffing and technical competence is in place to achieve targets in the short and long term.

Leadership (10%)
•	Accountable for establishing a culture of open and honest communication, working together in a collaborative and multidisciplinary environment with results-driven personal accountability and personal initiative.

Duncan Nightingale – President, Gran Tierra Energy Colombia, Ltd.

The principal objectives in 2013 for Gran Tierra’s President, Gran Tierra Energy Colombia were:

Production (25%)
•	Attain average production of 15,763 BOEPD net after royalty.

Reserves (25%)
•	Add working interest reserves of 5.8 MMBOE Proved reserves, and 7.8 MMBOE Proved plus Probable reserves.

Environmental, Health, Safety, Security and Corporate Social Responsibility (20%)
•	Ensure Environmental, Health, Safety, Security, and Corporate Social Responsibility practices are implemented to meet or exceed relevant industry standards, while complying with Gran Tierra EHS objectives.

Operations Execution (10%)
•	Drill four exploration and six development wells.

Geology and Geophysics Execution (10%)
•	Complete five seismic programs and commence three additional seismic programs.

Business Development (10%)
•	Execute business development strategies to manage the portfolio consistent with business unit objectives.

David Hardy – Vice-President Legal and General Counsel

The principal objectives in 2013 for Gran Tierra’s Vice-President Legal and General Counsel were:

•	Facilitate an environment in which legal input and advice is recognized as being an important component to the growth of the company and provide leadership and oversight to internal and external counsel. (20%)
•	Accountable to work with internal audit and management to ensure proper tone at the top and processes are in place so that we remain compliant with legal and regulatory requirements, including FCPA, and Corporate Policies. (10%)
•	Provide strategic direction with respect to and effectively negotiate and close acquisitions and divestitures. (25%)
•	Ensure proper legal support for the corporate groups and operating jurisdictions. (25%)
•	Protect legal rights of Gran Tierra and identify material legal/commercial risks and work to mitigate such risks to acceptable limits while facilitating business activities. (20%)

In addition, the Compensation Committee also gave consideration to the exceptional efforts of each of the executive officers that resulted in substantial corporate reserves additions in 2013 in determining bonus awards for 2013 performance.

Equity Incentives

In April 2013, the Compensation Committee recommended, and in May 2013, our Board approved, a new long-term incentive program. This new program provides executive officers with an annual grant consisting of a 50% weighting of time-vested stock options and a 50% weighting of time-vested RSUs.  The number of stock options and RSUs granted is in reference to the grant date fair value of each (Black-Scholes value for stock options and our current share price for the RSUs) and the target long-term incentive program award value for each position.

In May 2013, the Compensation Committee considered the recommendations of Lane Caputo, and elements of individual, business unit and corporate performance, in determining its recommendations for equity incentive grants. The Board granted options and RSUs under the terms of Gran Tierra’s 2007 Equity Incentive Plan to each of our named executive officers as follows:
32.

Name	Number of Stock Options	Number of RSUs
Mr. Coffield	212,500	70,800
Mr. Rozon	157,500	52,500
Mr. O’Leary	150,000	50,000
Mr. Nightingale	75,000	25,000
Mr. Hardy	75,000	25,000

The levels of these awards were based on recommendations from Lane Caputo, taking into account our desired competitive positioning of total direct compensation targeting the 75th percentile of the Custom Peer Group, as discussed in the sections titled “Overview” and “Philosophy and Objectives of our Executive Compensation Program” above based on the fair value of awards at time of grant. In addition to the fair value, the absolute number of awards and each award as a percentage of total shares outstanding versus the Custom Peer Group were also considered as well as the country of residence of the executive officer.

Termination and Change in Control Provisions

Our employment agreements with our executive officers contain termination and change in control provisions. These provisions provide that our executive officers will receive severance payments in the event that their employment is terminated other than for “cause” or if they terminate their employment with us for “good reason”, as discussed in the section titled “Agreements with Named Executive Officers” below. The termination and change-in-control provisions were industry standard clauses at the time that the executive officers entered into the employment agreements with us.

Benefits

Messrs. Coffield, Rozon, Hardy, Nightingale and O’Leary are eligible for full participation in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Gran Tierra for its employees and executive officers. Our executive officers generally do not receive any supplemental retirement benefits or perquisites, except for limited perquisites provided on a case-by-case basis. In addition, these executive officers will be paid their base salary in the event they become disabled, until such time as the executive officer begins to receive long-term disability insurance benefits. These are standard basic benefits in our industry and help to retain and recruit key talent.

COMPENSATION COMMITTEE REPORT*

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement.  Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Verne Johnson, Chair
Gerald J. Macey
J. Scott Price

*	The material in this report is not “soliciting material”, is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, other than Gran Tierra’s Annual Report on Form 10-K, where it shall be deemed to be “furnished”, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As noted above, Gran Tierra’s Compensation Committee consists of Messrs. Johnson, Macey and Price.  None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra.  No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of Gran Tierra’s executive officers serving as a member of that entity’s board or compensation committee.

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2013, 2012 and 2011, compensation awarded to or paid to, or earned by, Gran Tierra’s Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers at December 31, 2013 (the “Named Executive Officers”):
33.

Summary Compensation Table

Name and position	Year	Salary (US$)(1)	Bonus (US$)(1)(2)	Option Awards (US$)(3)	Stock Awards (US$) (4)	All Other Compensation (US$)		Total (US$)
Dana Coffield	2013	$399,586	$564,122	$622,297	$387,984	$30,372	(5)	$2,004,361
President and Chief	2012	$427,179	$351,794	$1,313,116	$–	$25,587	(6)	$2,117,676
Executive Officer	2011	$356,927	$195,925	$2,030,550	$–	$22,731	(7)	$2,606,133

James Rozon	2013	$305,566	$282,061	$461,232	$287,700	$17,443	(8)	$1,354,002
Chief Financial	2012	$277,819	$211,076	$122,557	$–	$19,770	(9)	$631,222
Officer	2011	$193,722	$63,578	$171,213	$–	$3,511		$432,024

Shane O’Leary	2013	$338,473	$376,081	$439,268	$274,000	$13,105	(10)	$1,440,927
Chief Operating	2012	$361,845	$261,333	$962,952	$–	$36,336	(11)	$1,622,466
Officer	2011	$307,661	$156,740	$1,489,070	$–	$20,101	(12)	$1,973,572

Duncan Nightingale	2013	$300,865	$250,000	$219,634	$137,000	$415,931	(13)	$1,323,430
President, Gran Tierra	2012	$311,589	$130,666	$175,082	$–	$472,837	(14)	$1,090,174
Energy Colombia Ltd.	2011	$264,784	$127,351	$270,740	$–	$305,270	(15)	$968,145

David Hardy	2013	$282,061	$263,257	$219,634	$137,000	$67,238	(16)	$969,190
Vice President, Legal and General Counsel	2012	$276,410	$127,651	$350,164	$–	$23,985	(17)	$778,210

(1)	Messrs. Coffield, Hardy, O’Leary and Rozon’s salaries and bonus are paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. Mr. Nightingale’s salary and bonus were paid in Canadian dollars for the months of January and February 2011. Thereafter, Mr. Nightingale’s salary was paid in Colombian pesos based on a salary denominated in Canadian dollars. Mr. Nightingale’s compensation is based in Canadian dollars and converted to U.S. dollars for the purposes of the above table. See “Presentation in U.S. Dollars” above for conversion rates.

(2)	For 2011, 2012 and 2013, the Compensation Committee determined incentive bonuses for Gran Tierra’s named executive officers based on a subjective assessment of corporate, business unit and personal performance in 2011, 2012 and 2013, in addition to consideration of Gran Tierra’s overall operational and financial results, as more fully described in “Compensation Discussion and Analysis” above. Because these amounts are established based on the Compensation Committee’s subjective assessment, they are reported as bonuses rather than non-equity incentive plan compensation.

(3)	Granted under terms of Gran Tierra’s 2007 Equity Incentive Plan. Assumptions made in the valuation of stock options granted are discussed in Note 7 to Gran Tierra’s 2013 Consolidated Financial Statements, which can be found in Item 8 of Gran Tierra’s form 10-K filed with the SEC on February 26, 2014. Reflects the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation – Stock Compensation (“ASC 718”).

(4)	Granted under terms of Gran Tierra’s 2007 Equity Incentive Plan. The amounts shown represent the aggregate grant date fair value of time-vested RSUs based on the closing price of Gran Tierra’s common stock on the grant date equal to $5.48. Under the terms of the 2007 Equity Incentive Plan and Restricted Stock Unit Award Agreement, upon the vesting of units, the holder will receive, at the option of Gran Tierra, either the underlying number of shares of Gran Tierra’s common stock or a cash payment equal to the value of the underlying shares, in each case net of taxes and other required withholdings.

(5)	Consists of a vacation payout of $16,347, critical illness and disability insurance premiums of $9,430 and life insurance premiums of $1,718 and parking allowance of $2,877.

(6)	Consists of critical illness and disability insurance premiums of $19,137, life insurance premiums of $1,836 and parking allowance of $4,614.
34.

(7)	Consists of critical illness and disability insurance premiums of $19,137, life insurance premiums of $1,253 and parking allowance of $2,341.

(8)	Consists of a vacation payout of $13,209, life insurance premiums of $1,357 and parking allowance of $2,877.

(9)	Consists of a vacation payout of $13,204, critical illness and disability insurance premiums of $749, life insurance premiums of $1,203 and parking allowance of $4,614.

(10)	Consists of critical illness and disability insurance premiums of $6,965, life insurance premiums of $3,263 and parking allowance of $2,877.

(11)	Consists of critical illness and disability insurance premiums of $28,233, life insurance premiums of $3,489 and parking fees of $4,614.

(12)	Consists of critical illness and disability insurance premiums of $14,983, life insurance premiums of $2,777 and parking allowance of $2,341.

(13)	Consists of payments related to Mr. Nightingale’s expat assignment in Colombia for cost of living, housing and other allowances of $241,613, life insurance premiums and medical plan of $3,525, health club membership of $18,031, car allowance of $136,804 (which includes the cost of a driver of $114,862) and $15,958 in contributions to Mr. Nightingale’s account under the employee matching savings plan offered to employees of Gran Tierra Energy Colombia Ltd.

(14)	Consists of payments related to Mr. Nightingale’s expat assignment in Colombia for cost of living, housing and other allowances of $428,558, life insurance premiums of $1,300, critical illness and disability insurance premiums of $4,799, health club membership of $15,787, car allowance of $6,611 and $15,782 in contributions to Mr. Nightingale’s account under the employee matching savings plan offered to employees of Gran Tierra Energy Colombia Ltd.

(15)	Consists of payments for cost of living allowance of $167,883, relocation assistance of $104,706, health club membership of $14,627, car allowance of $9,171 and $8,883 in contributions to Mr. Nightingale’s account under the employee matching savings plan offered to employees of Gran Tierra Energy Colombia Ltd.

(16)	Consists of a vacation payout of $52,299, critical illness and disability insurance premiums of $11,063, life insurance premiums of $999 and parking allowance of $2,877.

(17)	Consists of critical illness and disability insurance premiums of $18,303, life insurance premiums of $1,068 and parking allowance of $4,614.

The following table shows for the fiscal year ended December 31, 2013, certain information regarding grants of plan-based awards to the Named Executive Officers:

Grants of Plan-Based Awards

Name	Grant Date	Date of Corporate Approval (1)	Number of Shares Underlying Stock or Units (#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option and Stock Awards ($)(2)(3)
Mr. Coffield	05/08/2013	05/02/2013	–	212,500	$6.28	$622,297
	05/02/2013	05/02/2013	70,800	–	$–	$387,984
Mr. Rozon	05/08/2013	05/02/2013	–	157,500	$6.28	$461,232
	05/02/2013	05/02/2013	52,500	–	$–	$287,700
Mr. O’Leary	05/08/2013	05/02/2013	–	150,000	$6.28	$439,268
	05/02/2013	05/02/2013	50,000	–	$–	$274,000
Mr. Nightingale	05/08/2013	05/02/2013	–	75,000	$6.28	$219,634
	05/02/2013	05/02/2013	25,000	–	$–	$137,000
Mr. Hardy	05/08/2013	05/02/2013	–	75,000	$6.28	$219,634
	05/02/2013	05/02/2013	25,000	–	$–	$137,000

(1)	Represents the date that the Board took the action to grant the award.

(2)	Option awards, represents the grant date fair value of such option award as determined in accordance with ASC 718, calculated in accordance with ASC 718 using the Black Scholes valuation model.

(3)	Stock awards, represents the grant date fair value of time-vested RSUs based on the closing price of Gran Tierra’s common stock on the grant date equal to $5.48 per share.
35.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

The employment agreements entered into with Messrs. Coffield, O’Leary, Hardy, Nightingale and Rozon have virtually identical terms except for:

•	the position held by each such person;

•	limitations on business class travel (Mr. Rozon may travel business class for flights over one hour, Messrs. Hardy and Nightingale may travel business class for flights over six hours, and Messrs. Coffield and O’Leary may travel business class for most flights);

•	Mr. Nightingale receives contributions to the employee matching savings plan offered to employees of Gran Tierra Energy Colombia Ltd.; and

•	Mr. Nightingale also receives certain allowances related to his expatriate assignment, including a cost of living allowance, relocation assistance, health club membership, and car allowance.

The employment agreements provide that the respective executive will:

•	receive a base salary, as initially set forth therein and as thereafter determined by the Board;

•	be eligible to receive an annual bonus, as determined by the Board; and

•	be eligible to participate in the stock option plans of Gran Tierra.

The bonuses are to be paid within 60 days of the end of the preceding year based on the executive performance.

The employment agreements do not have terms of specified duration. With respect to the employment agreements with all of the executive officers, the employment agreements provide for severance payments to each executive, in the event the executive is terminated without cause or the executive terminates the agreement for good reason, in the amount of two times the annualized base salary plus bonus payment for the prior 12 month period (in the case of Mr. Coffield) or in the amount of one times the annualized base salary plus bonus payment for the prior 12 month period for Mr. Nightingale, an amount equal to one-and-one-half times the annualized base salary plus bonus payment for the prior 12 month period (in the case of Messrs. Hardy and Rozon, or an amount equal to one-and-one-half times the annualized base salary plus bonus payment for the prior 18 month period for Mr. O’Leary.

With respect to the employment agreement with all of the named executive officers, the definitions of “cause,” “good reason” and “change in control” are set forth below.

“Cause” is defined as any of the following: (i) conviction of, or plea of nolo contendere to, a felony; (ii) participation in a fraud against Gran Tierra; (iii) participation in an act of dishonesty against Gran Tierra intended to result in the executive’s personal enrichment; (iv) willful material breach of Gran Tierra’s written policies; (v) intentional significant damage to Gran Tierra’s property by the executive; (vi) material breach of the employment agreement; or (vii) conduct by the executive that, in the good faith and reasonable determination of the Board, demonstrates gross unfitness to serve provided that in such event, Gran Tierra shall provide notice to the executive describing the nature of the gross unfitness and the executive shall thereafter have ten (10) days to cure such gross unfitness if such gross unfitness is capable of being cured. In the case of Mr. Rozon, “cause” also includes the intentional making of any material profit by Mr. Rozon or his family at the expense of Gran Tierra, without Gran Tierra’s written consent.

“Good reason” includes (i) an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for “cause”); (ii) a reduction in the executive’s base salary unless all other executive officers are similarly reduced, or a change in the basis upon which the executive’s annual compensation is paid or determined except that annual performance bonuses are discretionary and shall not be considered adverse under the agreement if a performance bonus is reduced from a prior year or not paid; (iii) a change in control; or (iv) any breach by the employer of any material provision of the employment agreement.

A “Change in Control” is defined as (i) a dissolution, liquidation or sale of all or substantially all of the assets of Gran Tierra; (ii) a merger or consolidation in which Gran Tierra is not the surviving corporation; (iii) a reverse merger in which Gran Tierra is the surviving corporation but the shares of Gran Tierra’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act (excluding any employee benefit plan, or related trust, sponsored or maintained by Gran Tierra or any affiliate of Gran Tierra) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities of Gran Tierra representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.
36.

All agreements include standard insurance, non-competition and confidentiality provisions.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows for the fiscal year ended December 31, 2013, certain information regarding outstanding equity awards at fiscal year-end for the Gran Tierra named executive officers.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Unearned Shares or Units That Have Not Vested ($)
Mr. Coffield	200,000	(1)			$2.51	12/15/2018
	200,000	(1)			$5.90	03/02/2020
	250,000	(2)	125,000	(2)	$8.40	03/08/2021
	125,000	(3)	250,000	(3)	$5.83	03/01/2022
			212,500	(4)	$6.28	05/07/2018
							70,800	517,548	(5)

Mr. Rozon	25,000	(1)			$1.72	11/13/2017
	125,000	(1)			$2.51	12/15/2018
	40,000	(1)			$5.90	03/03/2020
	23,334	(2)	11,666	(2)	$8.40	03/09/2021
	11,667	(3)	23,333	(3)	$5.83	03/01/2022
			157,500	(4)	$6.28	05/07/2018
							52,500	383,775	(5)

Mr. O’Leary	125,000	(1)			$5.90	03/02/2020
	183,333	(2)	91,667	(2)	$8.40	03/08/2021
	91,667	(3)	183,333	(3)	$5.83	03/01/2022
			150,000	(4)	$6.28	05/07/2018
							50,000	365,500	(5)

Mr. Nightingale	166,667	(1)			$3.95	09/08/2019
	30,000	(1)			$5.90	03/03/2020
	33,334	(2)	16,666	(2)	$8.40	03/09/2021
	16,667	(3)	33,333	(3)	$5.83	03/01/2022
			75,000	(4)	$6.28	05/07/2018
							25,000	182,750	(5)

Mr. Hardy	150,000	(1)			$5.90	03/02/2020
	66,667	(2)	33,333	(2)	$8.40	03/08/2021
	33,333	(3)	66,667	(3)	$5.83	03/01/2022
			75,000	(4)	$6.28	05/07/2018
							25,000	182,750	(5)

(1)	Fully vested.

(2)	The right to exercise the option vested one third on March 9, 2012, one third on March 9, 2013, and one third on March 9, 2014, in each case if the option holder is still employed by Gran Tierra on such date.

(3)	The right to exercise the option vested one third on February 28, 2013, one third on February 28, 2014, and will vest one third on February 28, 2015, in each case if the option holder is still employed by Gran Tierra on such date.

(4)	The right to exercise the option vested one third on March 1, 2014, and will vest one third on March 1, 2015, and one third on March 1, 2016, in each case if the option holder is still employed by Gran Tierra on such date.

(5)	Represents RSUs granted on May 2, 2013. The RSUs vest over a three year period, with one third vested on March 1, 2014, and will vest one third on March 1, 2015 and one third on March 1, 2016, in each case if the holder is still employed by Gran Tierra on such date. Upon the vesting of units, the holder will receive, at the option of Gran Tierra, either the underlying number of shares of Gran Tierra’s common stock or a cash payment equal to the value of the underlying shares, in each case net of taxes and other required withholdings. The market value is based on the closing price of Gran Tierra’s common stock on December 31, 2013 equal to $7.31.
37.

OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the aggregate number of shares for which options were exercised and stock awards vested during the year ended December 31, 2013, for the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Coffield	-	-	-	-
Mr. Rozon	-	-	-	-
Mr. O’Leary	300,000	1,089,720	-	-
Mr. Nightingale	-	-	-	-
Mr. Hardy	-	-	-	-

(1)	Represents the difference between the aggregate market price of the common stock acquired on the date of exercise and the aggregate exercise price.

NONQUALIFIED DEFERRED COMPENSATION

Our named executive officers do not participate in a Gran Tierra deferred compensation plan.

POTENTIAL PAYOUTS UPON TERMINATION OR CORPORATE TRANSACTION

The named executive officers are entitled to severance payments in the event of an involuntary termination of employment by Gran Tierra other than for “cause” (as defined in their employment agreements), or a termination of employment by the Named Executive Officer for “good reason” (as defined in their employment agreements, including a change in control of Gran Tierra), as follows:  Mr. Coffield is eligible to receive a payment equal to two times the previous 12 months total compensation; Mr. O’Leary is eligible for a payment equal to one-and-one-half times the annualized previous 18 months total compensation; each of Messrs. Hardy and Rozon is eligible for a  payment equal to one-and-one-half times the previous 12 months total compensation; and Mr. Nightingale is eligible for a payment equal to the previous 12 months total compensation.

Except as otherwise stated in the 2007 Equity Incentive Plan, in the event of specified significant corporate transactions (as defined in the 2007 Equity Incentive Plan), such as a sale or other disposition of all or substantially all of Gran Tierra’s assets, a sale of at least 50% of Gran Tierra’s outstanding securities, a merger in which Gran Tierra is not the surviving entity, or a merger in which Gran Tierra is the surviving entity, but Gran Tierra’s common stock outstanding immediately prior to the transaction is exchanged or converted into other property, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding stock awards under the 2007 Equity Incentive Plan or may substitute similar stock awards for stock awards outstanding under the 2007 Equity Incentive Plan in connection with such specified corporate transaction. Regardless of whether a surviving corporation or acquiring corporation (or its parent) does assume or continue any or all such outstanding stock awards or substitute a similar stock award for only a portion of a stock award, with respect to any such awards that are held by optionees then performing services for Gran Tierra or any of Gran Tierra’s affiliates, (i) the vesting and exercisability of such awards shall (contingent to the effectiveness of such corporate transaction) be accelerated in full to the date prior to the effective time of such corporate transaction as the Board shall determine (or, if the Board shall not determine, the date that is five days prior to the effective time of the corporate transaction), and (ii) any reacquisition or repurchase rights held by Gran Tierra with respect to such awards shall (contingent to the effectiveness of such corporate transaction) lapse and such awards will be terminated if not exercised prior to the effective date of the corporate transaction.
38.

The table below estimates the amounts payable if an involuntary termination of employment without “cause,” or a termination for “good reason,” or a “corporate transaction” had occurred on December 31, 2013, for the named executive officers using $7.31, the closing price of the stock on that date:

	Acceleration of Vesting
Name	Stock Options ($)(1)	RSUs ($)(1)	Severance Payment ($)(2)	Total ($)
Mr. Coffield
Termination without Cause or Resignation for Good Reason	—	—	1,175,254	1,175,254
Corporate Transaction	588,875	517,548	—	1,106,423
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	588,875	517,548	1,175,254	2,281,677
Mr. Rozon
Termination without Cause or Resignation for Good Reason	—	—	567,083	567,083
Corporate Transaction	196,758	383,775	—	580,533
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	196,758	383,775	567,083	1,147,616
Mr. O’Leary
Termination without Cause or Resignation for Good Reason	—	—	707,973	707,973
Corporate Transaction	425,833	365,500	—	791,333
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	425,833	365,500	707,973	1,499,306
Mr. Nightingale
Termination without Cause or Resignation for Good Reason	—	—	423,091	423,091
Corporate Transaction	126,583	182,750	—	309,333
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	126,583	182,750	423,091	732,424
Mr. Hardy
Termination without Cause or Resignation for Good Reason	—	—	571,173	571,173
Corporate Transaction	175,917	182,750	—	358,667
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	175,917	182,750	571,173	929,841

(1)	Unvested equity awards will accelerate and become fully vested immediately prior to a Corporate Transaction. With respect to stock options, the value is calculated as (a) the difference between $7.31, the closing price of our common stock on December 31, 2013, and the exercise price of the applicable option, multiplied by (b) the number of unvested options subject to accelerated vesting held by the applicable named executive officer. With respect to RSUs, the value is calculated as (a) $7.31, the closing price of our common stock on December 31, 2013, multiplied by (b) the number of unvested RSUs subject to accelerated vesting held by the applicable named executive officer.

(2)	Represents the severance payment equal to: two times the previous 12 months total compensation for Mr. Coffield; one-and-one-half times the annualized previous 18 months total compensation for Mr. O’Leary; one-and-one-half times the previous 12 months total compensation for each of Messrs. Hardy and Rozon; and the previous 12 months total compensation for Mr. Nightingale. The amount indicated does not include the payment of any accrued vacation that may be due upon termination of employment.

39.

DIRECTOR COMPENSATION

The following table shows for the fiscal year ended December 31, 2013, certain information with respect to the compensation of all non-employee directors of Gran Tierra:

Name	Fees Earned or Paid in Cash (1)	Option Awards (2) (3)	Total ($)
Jeffrey Scott	$96,747	$191,700	$288,447
Verne Johnson	$92,986	$156,846	$249,832
Nick Kirton	$88,473	$156,846	$245,319
J. Scott Price	$73,242	$156,846	$230,088
Gerald Macey	$70,985	$156,846	$227,831

(1)	All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. See “Presentation in U.S. Dollars” above for conversion rates.

(2)	Assumptions made in the valuation of stock options granted are discussed in Note 7 to Gran Tierra’s 2013 Consolidated Financial Statements, which can be found in Item 8 of Gran Tierra's form 10-K filed with the SEC on February 26, 2014. Reflects the aggregate grant date fair value computed in accordance with ASC 718. Each director received only one option grant award in 2013, the fair market value of which is reflected in the table.

(3)	At December 31, 2013, the following non-employee directors held options to purchase the following number of shares:

Name	Shares
Mr. Scott	1,135,000
Mr. Johnson	645,000
Mr. Kirton	520,000
Mr. Price	420,000
Mr. Macey	210,000

On May 8, 2013, each of the above non-employee directors was granted an option to purchase 45,000 shares (55,000 shares in the case of Mr. Scott, Gran Tierra’s Chairman of the Board) of Gran Tierra common stock at an exercise price of $6.28, the fair market value on the date of grant.  Gran Tierra expects that in the future annual grants to its non-employee directors will occur in the first quarter of the calendar year.

For 2013, Gran Tierra paid an annual fee of CDN$35,000 to each director who serves on the Board and an additional CDN$35,000 for the Chairman of the Board. Gran Tierra also pays an additional annual fee of CDN$15,000 for each committee chair (except for the audit committee) and CDN$10,000 for each committee member (except for the audit committee). The audit committee chair is paid an annual fee of CDN$30,000 and each member is paid an annual fee of CDN$15,000. In addition, a fee of CDN$1,200 is paid for each Board or committee meeting attended. Directors who are not Gran Tierra employees are eligible to receive awards under Gran Tierra’s 2007 Equity Incentive Plan. Compensation arrangements with the directors who are also Gran Tierra employees are described in the preceding sections of this proxy statement under the heading “Gran Tierra Executive Compensation and Related Information.”

In February 2014, the Board established non-employee director compensation for 2014 to be as follows:  CDN$35,000 to each director who serves on the Board and an additional CDN$35,000 for the Chairman of the Board. Gran Tierra also pays an additional annual fee of CDN$15,000 for each committee chair (except for the audit committee) and CDN$10,000 for each committee member (except for the audit committee). The audit committee chair is paid an annual fee of CDN$30,000 and each member is paid an annual fee of CDN$15,000. In addition, a fee of CDN$1,200 is paid for each Board or committee meeting attended. Non-employee directors will receive a stock option to purchase 85,000 shares (other than the Chairman of the Board, who will receive a stock option to purchase 100,000 shares) under Gran Tierra’s 2007 Equity Incentive Plan, with an exercise price equal to the fair market value on the date of grant and with a three year vesting term.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

Gran Tierra discourages transactions with related persons.  The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and approving or disapproving any related person transactions, as defined under Regulation S-K, Item 404.  In addition, potential related persons transactions are to be referred to the Chief Executive Officer, and brought to the attention of the full Board if material.

CERTAIN RELATED-PERSON TRANSACTIONS

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Nevada law and Gran Tierra’s Bylaws.
40.

DESCRIPTION OF 2007 EQUITY INCENTIVE PLAN AND AMENDMENTS

DESCRIPTION OF THE 2007 EQUITY INCENTIVE PLAN

General

The Incentive Plan, which is an amendment and restatement of Gran Tierra’s 2005 Equity Incentive Plan, referred to as the “Prior Plan,” provides for the grant of stock options, restricted stock awards, stock appreciation rights, restricted stock units and other stock awards, collectively referred to as “Awards.”  Stock options granted under the Incentive Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, referred to as the “Code.”  Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights. To date, Gran Tierra has granted only stock options under the Incentive Plan.

Purpose

The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of Gran Tierra and its affiliates may be given an opportunity to purchase stock in Gran Tierra, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Gran Tierra and its affiliates. As of April 30, 2014, all of the approximately 534 employees, directors and consultants of Gran Tierra and its affiliates are eligible to participate in the Incentive Plan and may receive all types of awards.

Administration

The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which Awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each Award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the Award.

In accordance with the Incentive Plan, the Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In accordance with Section 162(m) of the Code, a committee may consist solely of two or more outside directors, or in accordance with Rule 16b-3 of the Exchange Act, a committee may consist solely of two or more non-employee directors. The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board, which comprises three outside, non-employee directors. As used in this description of the Incentive Plan, the “Board” refers to any committee the Board appoints as well as to the Gran Tierra Board itself.

Stock Subject to the Plan

The maximum aggregate number of shares reserved for issuance under the Incentive Plan is 39,806,100 shares, or the “Share Reserve.”

The Share Reserve will be reduced by (i) one share for each share of common stock issued pursuant to an option or stock appreciation right, and (ii) 1.55 shares for each share of common stock issued pursuant to any other type of stock award, referred to as a “Full Value Award.”  If a stock award is settled in cash, such settlement will not reduce the Share Reserve.

The following shares of common stock granted pursuant to a stock award under the Incentive Plan or the Prior Plan will become available for subsequent issuance under the Incentive Plan as such shares become available from time to time, as follows:

•	one share for each share subject to an outstanding option or stock appreciation right that expires, terminates for any reason prior to exercise or settlement or that is forfeited or otherwise returns because of the failure to meet a contingency or condition required to vest such shares;

•	1.55 shares for each share subject to a Full Value Award that is forfeited or otherwise returns because of the failure to meet a contingency or condition required to vest such shares or the Full Value Award otherwise terminates without all of the shares covered by the Full Value Award having been issued; and

•	1.55 shares for each share subject to a Full Value Award that is reacquired or withheld or not issued to satisfy a tax withholding obligation.
41.

However, any shares of common stock granted pursuant to a stock award under the Incentive Plan or the Prior Plan that are not delivered to a participant because of any of the following reasons will not become available for subsequent issuance under the Incentive Plan:

•	shares are not delivered to a participant because an option or stock appreciation right is exercised through a reduction in the number of shares subject to the stock award (a “net exercise”);

•	shares are reacquired or withheld or not issued to satisfy a tax withholding obligation in connection with an option or stock appreciation right;

•	shares are used as consideration for the exercise of an option or stock appreciation right; or

•	shares are repurchased by Gran Tierra on the open market with the proceeds of an option or stock appreciation right exercise price.

As of April 30, 2014, options to purchase approximately 17,441,642 shares of common stock were outstanding, which is approximately 6.2% of total shares of common stock outstanding on that date.  As of that same date, approximately 14,130,700 additional shares of common stock were available for grant and not subject to Awards under the Incentive Plan, which is approximately 5.0% of total shares of common stock outstanding on that date.  The weighted average exercise price of all options outstanding as of April 30, 2014, was approximately $5.63 and the weighted average remaining term of such options was approximately 5.6 years. A total of 283,464,057 shares of Gran Tierra's common stock were outstanding as of April 30, 2014, including for purposes of these calculations shares issuable upon the exchange of Exchangeable Shares.

Eligibility

Employees (including officers), directors, and consultants of both Gran Tierra and its affiliates are eligible to receive all types of awards under the Incentive Plan. Under the Incentive Plan, no employee may be granted options or stock appreciation rights whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date of grant covering more than 1,000,000 shares of common stock during any calendar year.  This limitation assures that any deductions to which Gran Tierra would otherwise be entitled upon the exercise of options and stock appreciation rights granted under the Incentive Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed by Section 162(m) of the Code.  The maximum number of shares which may be reserved for issuance to insiders, at any time, under the Incentive Plan, and any other share compensation arrangement of Gran Tierra shall be 10% of the shares of common stock issued and outstanding.  Additionally, the maximum number of shares of common stock which may be issued under the Incentive Plan, at any time, and any other share compensation arrangements within any 12-month period shall be 10% of the common stock outstanding for insiders as a group and 5% of the common stock outstanding for any one insider and such insider’s associates.  The maximum number of options that may be granted to any one consultant in any 12-month period shall not exceed 2% of the issued and outstanding common stock at the time of grant.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the Incentive Plan, the Board does not have the authority to reduce the exercise, purchase or strike price of an option or stock appreciation right or to cancel any outstanding option or stock appreciation right that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.  Additionally, the Board may not reduce the exercise price of an option or extend the term of an option held by an insider without obtaining the approval of the stockholders other than insiders who are eligible to receive stock awards and such insiders’ associates, at a meeting of the stockholders.

Terms of Options

The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of options may not be less than 100% of the fair market value of the stock on the date of grant. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code.
42.

The “fair market value” of Gran Tierra’s common stock on a particular day is generally the closing sales price for the common stock (or the closing bid, if no sales were reported) as quoted on the primary exchange or market upon which Gran Tierra’s common stock trades. If that day is not a market trading day, then the last market trading day prior to the day of determination is used. If Gran Tierra’s common stock were not to be traded on a market, the Board would make a good faith determination of the fair market value in a manner that complies with specified U.S. tax requirements.

The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other common stock of Gran Tierra, (ii) by a “net exercise” arrangement, (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of common stock, results in either the receipt of cash (or check) by Gran Tierra or the receipt of irrevocable instructions to pay the aggregate exercise price to Gran Tierra from the sale proceeds, or (iv) in any other form of legal consideration acceptable to the Board.

Option Exercise

Options granted under the Incentive Plan may become exercisable in cumulative increments, or vest, as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest over a three year period in three equal annual installments during the participant’s employment by, or service as a director or consultant to, Gran Tierra or an affiliate, collectively referred to as “Service.” Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Gran Tierra to repurchase unvested shares, generally at their exercise price, should the participant’s Service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Gran Tierra to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of Gran Tierra or by a combination of these means.

Term

The maximum term of options under the Incentive Plan is 10 years. Options under the Incentive Plan generally terminate three months after termination of the participant’s Service unless (i) such termination is due to the participant’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of Service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s Service has terminated, or within three months after termination of such Service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of Service.

The option term generally may be extended in the event that exercise of the option within these periods is prohibited. A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s Service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions On Transfer

The Board may grant stock options that are transferable to the extent provided in the stock option agreement. If an option does not provide for transferability then the option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the lifetime of the option holder and only by the option holder.  Shares subject to repurchase by Gran Tierra under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.
43.

Terms of Restricted Stock Awards and Purchases of Restricted Stock

Payment

The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than the par value of Gran Tierra’s common stock on the date of purchase. The Board may award stock bonuses in consideration of past services without a purchase payment.

The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time of purchase or at the discretion of the Board, (i) by cash at the time of purchase, (ii) by services rendered, or to be rendered to Gran Tierra or (iii) in any other form of legal consideration acceptable to the Board.

Vesting

Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of Gran Tierra in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

Termination of Service

In the event that a participant’s Service terminates, Gran Tierra may repurchase or otherwise reacquire any or all of the shares held by the participant that have not vested at the date of termination.

Restrictions on Transfer

Rights under a stock bonus or restricted stock bonus agreement may be transferred only upon the terms and conditions of the award agreement as the Board shall determine in its discretion, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Terms of Restricted Stock Units

The Incentive Plan authorizes the grant of RSUs, which is the right to receive shares of common stock upon the vesting of the RSUs. The Board will determine the terms and conditions, including with respect to vesting, delivery and dividends, of any RSUs granted. At the time of grant the Board will determine the consideration, if any, to be paid by the participant upon delivery of each share subject to an RSU award. If required by applicable law, the consideration to be paid by the participant for each share will not be less than the par value of a share. Consideration may be paid in any form permitted by applicable law. Except as otherwise provided in the agreement granting the RSUs, RSUs that have not vested will be forfeited upon the participant's termination of Service for any reason.

Terms of Stock Appreciation Rights

The Incentive Plan authorizes the grant of stock appreciation rights. At the time of grant, the Board may impose such restrictions or conditions on the stock appreciation right as it deems appropriate.  Stock appreciation rights entitle the participant to receive upon exercise an appreciation distribution equal to the fair market value of that number of shares equal to the number of share equivalents in which the participant is vested under the independent stock appreciation rights less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of stock appreciation rights may, at the Board’s discretion, be made in cash, in shares of stock or a combination thereof.  If a participant’s Service terminates for any reason, any unvested stock appreciation rights will be forfeited and any vested stock appreciation rights  will be automatically redeemed.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to or otherwise based on our common stock may be granted either alone or in addition to other stock awards under the Incentive Plan.  The Board will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of common stock (or the cash equivalent thereof) to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Board.
44.

Adjustment Provisions

Transactions not involving receipt of consideration by Gran Tierra, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Incentive Plan, and outstanding Awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such Awards.

Effect Of Certain Corporate Transactions

In August 2011, the Board amended the Incentive Plan to provide that in the event of the consummation of (i) the sale or other disposition of all or substantially all of the assets of Gran Tierra, (ii) the sale or other disposition of at least fifty percent of the outstanding securities of Gran Tierra, or (iii) certain specified types of merger, consolidation or similar transactions, or collectively, a corporate transaction, any surviving or acquiring corporation may continue or assume Awards outstanding under the Incentive Plan or may substitute similar Awards. Regardless of whether any surviving or acquiring corporation assumes such Awards or substitutes similar Awards, with respect to Awards held by participants whose Service with Gran Tierra or an affiliate has not terminated as of the effective time of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full.  Prior to the August 2011 amendment by the Board, the vesting of such Awards accelerated only in the event that the surviving or acquiring corporation did not assume such awards or substitutes similar Awards, in which case such Awards would terminate if not exercised at or prior to such effective time.  Stockholder approval of this amendment was not required under applicable laws and exchange rules and, accordingly, was not sought or obtained.

The Incentive Plan provides, that in the event of certain change of control events, any outstanding stock awards may be subject to additional acceleration of vesting and exercisability upon or after such change of control event, if such acceleration is provided for in the individual award holder’s stock award agreement.

In February 2012, the Board amended the Incentive Plan to clarify that, in the event of a tender offer for our shares of common stock, the announcement or commencement of a tender offer is not a “change of control” as defined in the Incentive Plan, but rather a “change of control” occurs as a result of a tender offer only when the tender offer closes and a majority of the outstanding shares changes hands.

The acceleration of an Award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Gran Tierra.

Duration, Amendment And Termination

The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time.

The Board may at any time, or from time to time, amend or revise the Incentive Plan without stockholder approval as follows: (a) to make amendments to the Incentive Plan or a Stock Award of a housekeeping or administrative nature; (b) if the common stock is listed on the Toronto Stock Exchange (“TSX”) subject to any required approval of the TSX, to change the vesting or termination provisions of a Stock Award or the Incentive Plan; (c) amendments necessary to comply with provisions of applicable law or stock exchange requirements or for grants to qualify for favorable treatment under applicable laws; and (d) any other amendment, fundamental or otherwise, not requiring stockholder approval under the Code. However, no amendment will be effective unless approved by the stockholders of Gran Tierra within 12 months before or after its adoption by the Board to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Incentive Plan for stockholder approval.

For so long as Gran Tierra’s stock is listed on the TSX, under the rules and policies of the TSX any amendment to the Incentive Plan is subject to pre-clearance of such amendment by the TSX, and no amendment, suspension or discontinuance of the Incentive Plan may contravene the requirements of the TSX.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders.  This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies.
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This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials.  A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker.  Direct your written request to Gran Tierra Energy Inc., Jason Crumley, Investor Relations Director, 300, 625-11th Avenue S.W., Calgary, Alberta, T2R 0E1, Canada or contact David Hardy, Vice President, Legal and General Counsel, at (403) 265-3221.  Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ David Hardy
David Hardy
Vice President, Legal and General Counsel

April 30, 2014

A copy of Gran Tierra’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2013, is available without charge upon written request to: Gran Tierra Energy Inc., 300, 625-11th Avenue S.W., Calgary, Alberta T2R 0E1, Canada, Attention: Corporate Secretary.
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VOTE BY INTERNET - http://www.investorvote.com/GTE

GRAN TIERRA ENERGY INC. c/o Computershare Investor Services, P.O. Box 43102, Providence RI 02940, USA
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on June 24, 2014.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by our company in mailing future proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-652-VOTE (8683)

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on June 24, 2014.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Proxy Services, c/o Computershare Investor Services, P.O. Box 43102, Providence RI 02940, USA.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒	KEEP THIS PORTION FOR YOUR RECORDS

Proposals -- The Board of Directors recommends that you vote FOR all nominees listed and FOR Proposals 2 and 3.

		For	Withhold

1.	Election of Directors
Nominees.

01)	Dana Coffield	☐	☐
02)	Jeffrey Scott	☐	☐
03)	Verne Johnson	☐	☐
04)	Nicholas G. Kirton	☐	☐
05)	J. Scott Price	☐	☐
06)	Gerald Macey	☐	☐

2.	Proposal to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the proxy statement.	☐	FOR	☐	AGAINST	☐	ABSTAIN
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3.
Proposal to ratify the selection by the Audit Committee of the Board of Directors of Deloitte LLP as  the independent registered public accounting firm of Gran Tierra Energy Inc. for its fiscal year ending December 31, 2014.
	☐	FOR	☐	AGAINST	☐	ABSTAIN

Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Signature (Joint Owners)

Date	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice, Proxy Statement and Annual Report are available at http://www.edocumentview.com/GTE.
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GRAN TIERRA ENERGY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 25, 2014

The stockholders hereby appoint Dana Coffield, James Rozon and David Hardy, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 p.m. (Calgary time) on June 25, 2014, at the Calgary Petroleum Club, 319 Fifth Avenue S.W., Calgary, Alberta, and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting.  For directions to the meeting, please visit www.grantierra.com.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE ONLINE AS INSTRUCTED IN THIS PROXY CARD.
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GRAN TIERRA ENERGY INC.

VOTING DIRECTION FOR HOLDERS OF
GOLDSTRIKE EXCHANGEABLE SHARES OF GRAN TIERRA ENERGY INC.

The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Energy Inc., a Nevada corporation (the “Company”), that were issued in connection with the transaction between the former stockholders of Gran Tierra Energy, Inc., an Alberta corporation, and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”) has the right to instruct Olympia Trust Company (the “Trustee”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held on June 25, 2014 (the “Meeting”), as follows:

•	To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint the Holder, or the Holder’s designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

The Holder directs that their Goldstrike Exchangeable Shares be voted as follows:

1.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Dana Coffield as a director of the Company, to serve for the ensuing year and until his successor is elected.

2.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Jeffrey Scott as a director of the Company, to serve for the ensuing year and until his successor is elected.

3.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Verne Johnson as a director of the Company, to serve for the ensuing year and until his successor is elected.

4.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Nicholas G. Kirton as a director of the Company, to serve for the ensuing year and until his successor is elected.

5.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect J. Scott Price as a director of the Company, to serve for the ensuing year and until his successor is elected.

6.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Gerald Macey as a director of the Company, to serve for the ensuing year and until his successor is elected.

7.	VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the proxy statement.

8.	VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to ratify the selection of the Audit Committee of the Board of Directors of Deloitte LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S GOLDSTRIKE EXCHANGEABLE SHARES WILL NOT BE VOTED

SEE REVERSE FOR MORE VOTING INSTRUCTIONS

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PLEASE SELECT ONE OF THE FOLLOWING:

☐	Direct the Trustee to Vote Goldstrike Exchangeable Shares

The holder hereby directs the Trustee to vote as indicated.

☐	Appointment of Company Management as Proxy

The Holder hereby appoints Dana Coffield, James Rozon and David Hardy, or any of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Goldstrike Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐	Appointment of the Holder, or the Holder’s Designee as Proxy

The Holder hereby appoints _________________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Goldstrike Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GOLDSTRIKE EXCHANGEABLE SHARES AS INDICATED.

DATED: ________________, 2014.	Signature of Holder

Name of Holder

Number of Goldstrike Exchangeable Shares Held

NOTES:

1.	This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Olympia Trust Company, 2300, 125 – 9th Avenue S.E., Calgary, Alberta T2G 0P6, or sent by facsimile to (403) 265-1455 Attention: W. Anne DeWaele, by 11:59 p.m. (EDT) on June 23, 2014, or not less than 48 hours before the time of any adjournment(s) of the annual meeting. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.

2.	If this voting direction is not signed by the Holder of Goldstrike Exchangeable Shares, the votes to which the Holder of the Goldstrike Exchangeable Shares is entitled will not be exercised.

3.	If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

4.	This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Goldstrike Exchangeable Shares are registered.

5.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
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6.	A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.
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GRAN TIERRA ENERGY INC.

VOTING DIRECTION FOR HOLDERS OF
SOLANA EXCHANGEABLE SHARES OF GRAN TIERRA ENERGY INC.

The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Energy Inc. (the “Company ”) that were issued in connection with the transaction between the former stockholders of Solana Resources Limited and the Company (the “Solana Exchangeable Shares “) has the right to instruct Computershare Trust Company of Canada (the “Trustee”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held on June 25, 2014 (the “Meeting”), as follows:

•	To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint the Holder, or the Holder’s designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

The Holder directs that their Solana Exchangeable Shares be voted as follows:

1.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Dana Coffield as a director of the Company, to serve for the ensuing year and until his successor is elected.

2.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Jeffrey Scott as a director of the Company, to serve for the ensuing year and until his successor is elected.

3.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Verne Johnson as a director of the Company, to serve for the ensuing year and until his successor is elected.

4.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Nicholas G. Kirton as a director of the Company, to serve for the ensuing year and until his successor is elected.

5.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect J. Scott Price as a director of the Company, to serve for the ensuing year and until his successor is elected.

6.	VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Gerald Macey as a director of the Company, to serve for the ensuing year and until his successor is elected.

7.	VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the proxy statement.

8.	VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to ratify the selection of the Audit Committee of the Board of Directors of Deloitte LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S SOLANA EXCHANGEABLE SHARES WILL NOT BE VOTED

SEE REVERSE FOR MORE VOTING INSTRUCTIONS

53.

PLEASE SELECT ONE OF THE FOLLOWING:

☐	Direct the Trustee to Vote Solana Exchangeable Shares

The holder hereby directs the Trustee to vote as indicated.

☐	Appointment of Company Management as Proxy

The Holder hereby appoints Dana Coffield, James Rozon and David Hardy, or any of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Solana Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐	Appointment of the Holder, or the Holder’s Designee as Proxy

The Holder hereby appoints _________________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Solana Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR SOLANA EXCHANGEABLE SHARES AS INDICATED.

DATED: ________________, 2014.	Signature of Holder

Name of Holder

Number of Exchangeable Shares Held

NOTES:

1.	This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, Attention: Fallone Omatoko, Corporate Trust Officer, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:59 p.m. (EDT) on June 23, 2014, or not less than 48 hours before the time of any adjournment(s)of the annual meeting. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.

2.	If this voting direction is not signed by the Holder of Solana Exchangeable Shares, the votes to which the Holder of the Solana Exchangeable Shares is entitled will not be exercised.

3.	If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

4.	This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Solana Exchangeable Shares are registered.

5.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
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6.	A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.

www.investorvote.com/GTE Step 1: Go to www.investorvote.com/GTE. Step 2: After you have viewed the materials, click on Cast Your Vote or Request Materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Vote by Internet • Go to www.investorvote.com/GTE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website 01U98A + + Important Notice Regarding the Availability of Proxy Materials for the Gran Tierra Energy Inc. Stockholder Meeting to be Held on June 25, 2014 As permitted by the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2014 annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice & Proxy Statement and Annual Report are available at: _ Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 16, 2014 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION Annual Stockholder Meeting Notice NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/GTE. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call Computershare free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send an email to investorvote@computershare.com with “Proxy Materials Gran Tierra Energy Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 16, 2014. . Gran Tierra Energy Inc.’s Annual Meeting of Stockholders will be held on June 25, 2014 at the Calgary Petroleum Club, 319 Fifth Avenue S.W., Calgary, Alberta, at 3:00 p.m. (Calgary time). For directions to the meeting, please visit www.grantierra.com. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. Election of Directors. Nominees: 01 - Dana Coffield, 02 - Jeffrey Scott, 03 - Verne Johnson, 04 - Nicholas G. Kirton, 05 - J. Scott Price and 06 - Gerald Macey. 2. Proposal to approve, on an advisory basis, the compensation of Gran Tierra's named executive officers, as disclosed in the proxy statement. 3. Proposal to ratify the selection by the Audit Committee of the Board of Directors of Deloitte LLP as the independent registered public accounting firm of Gran Tierra Energy Inc. for its fiscal year ending December 31, 2014. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01U98A Stockholder Meeting Notice
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